                                                                   EXHIBIT 10-W



-------------------------------------------------------------------------------



                                CREDIT AGREEMENT

                            dated as of July 17, 2001

                                      among

                                VERITAS DGC INC.
                              as Domestic Borrower

                              VERITAS DGC LIMITED,
                        VERITAS ENERGY SERVICES INC., and
                       VERITAS ENERGY SERVICES PARTNERSHIP
                              as Foreign Borrowers

                          WELLS FARGO BANK TEXAS, N.A.
                                as Domestic Agent

                                HSBC BANK CANADA
                                as Foreign Agent

                                       and

                                    the Banks


-------------------------------------------------------------------------------

                                Table of Contents

                                                                           Page

      ARTICLE I        Definitions............................................1
         Section 1.1   Definitions............................................1
         Section 1.2   Other Definitional Provisions.........................27

      ARTICLE II       Domestic Advances and Letters of Credit...............27
         Section 2.1   Domestic Revolving Credit Commitments.................27
         Section 2.2   The Domestic Revolving Credit Notes...................27
         Section 2.3   Repayment of Domestic Advances........................28
         Section 2.4   Interest..............................................28
         Section 2.5   Use of Proceeds.......................................28
         Section 2.6   Revolving Credit Commitment Fee.......................28
         Section 2.7   Reduction or Termination of Domestic Revolving Credit
                         Commitment..........................................29
         Section 2.8   Letters of Credit.....................................29
         Section 2.9   Swing Line Advances...................................30
         Section 2.10  Domestic Banks' Funding of Swing Line Advances as
                         Domestic Advances...................................31
         Section 2.11  The Swing Line Note...................................32

      ARTICLE III      Foreign Advances; Foreign Letters of Credit and Bank
                         Guaranties..........................................32
         Section 3.1   Foreign Revolving Credit Commitments..................32
         Section 3.2   The Foreign Revolving Credit Notes....................32
         Section 3.3   Repayment of Foreign Advances.........................33
         Section 3.4   Interest..............................................33
         Section 3.5   Use of Proceeds.......................................33
         Section 3.6   Revolving Credit Commitment Fees......................33
         Section 3.7   Reduction or Termination of Foreign Revolving Credit
                         Commitment..........................................34
         Section 3.8   Foreign Letters of Credit; Bank Guaranties............35
         Section 3.9   Nature of Canadian Obligations........................36

      ARTICLE IV       Borrowing Procedure: Payments; Facilities Fees;
                         Matters Related to Letters of Credit; Matters
                         Related to Advances; Designation of Additional
                         Guarantors, Etc.....................................36
         Section 4.1   Borrowing Procedure...................................36
         Section 4.2   Method of Payment.....................................37
         Section 4.3   Voluntary Prepayment..................................38
         Section 4.4   Mandatory Prepayment..................................38
         Section 4.5   Pro Rata Treatment....................................39
         Section 4.6   Non-Receipt of Funds by the Agents....................39
         Section 4.7   Taxes.................................................39
         Section 4.8   Computation of Interest...............................42
         Section 4.9   Conversions and Continuation..........................43
         Section 4.10  Limitation on Foreign Borrowers and Domestic
                         Guarantors, Liability for the Obligations...........43
         Section 4.11  Application of Payments...............................43
         Section 4.12  Letter of Credit Procedure............................43

                            Table of Contents
                               (continued)


                                                                           Page

         Section 4.13  Amendments to Letters of Credit.......................47
         Section 4.14  Letter of Credit Fees.................................47
         Section 4.15  Participation by Banks................................47
         Section 4.16  Obligations Absolute..................................48
         Section 4.17  Limitation of Liability...............................48
         Section 4.18  Letter  of  Credit  Agreements........................49
         Section 4.19  Replacement of the Issuing Banks......................49
         Section 4.20  No Advances...........................................49
         Section 4.21  Designation of Additional Guarantors..................49
         Section 4.22  Judgment Currency.....................................49

      ARTICLE V        Yield Protection and Illegality.......................50
         Section 5.1   Capital Adequacy......................................50
         Section 5.2   Additional Costs......................................51
         Section 5.3   Limitation on Types of Advances.......................52
         Section 5.4   Illegality............................................53
         Section 5.5   Treatment of Certain Advances.........................53
         Section 5.6   Compensation..........................................54

      ARTICLE VI       Security..............................................54
         Section 6.1   Collateral............................................54
         Section 6.2   Setoff................................................56
         Section 6.3   Special Provision Regarding Security Interests and
                         Security Agreements.................................56

      ARTICLE VII      Conditions Precedent..................................56
         Section 7.1   Conditions to Initial Domestic Advance................56
         Section 7.2   Conditions to Initial Foreign Advance.................58
         Section 7.3   All Advances..........................................60

      ARTICLE VIII     Representations and Warranties........................61
         Section 8.1   Corporate Existence...................................61
         Section 8.2   Financial  Statements.................................61
         Section 8.3   Corporate Action: No Breach...........................61
         Section 8.4   Operation of Business.................................62
         Section 8.5   Litigation and Judgments..............................62
         Section 8.6   Rights in Properties: Liens...........................62
         Section 8.7   Enforceability........................................62
         Section 8.8   Approvals.............................................62
         Section 8.9   Debt..................................................63
         Section 8.10  Taxes.................................................63
         Section 8.11  Use of Proceeds: Margin Securities....................63
         Section 8.12  ERISA.................................................63
         Section 8.13  Disclosure............................................63
         Section 8.14  Subsidiaries..........................................64

                            Table of Contents
                               (continued)

                                                                           Page

         Section 8.15  Agreements: Indenture Defaults........................64
         Section 8.16  Compliance with Laws..................................64
         Section 8.17  Investment Company Act................................64
         Section 8.18  Public Utility Holding Company Act....................64
         Section 8.19  Environmental Matters.................................65
         Section 8.20  Environmental Law.....................................66

      ARTICLE IX       Affirmative Covenants.................................66
         Section 9.1   Reporting Requirements................................66
         Section 9.2   Maintenance of Existence: Conduct of Business.........69
         Section 9.3   Maintenance of Properties.............................69
         Section 9.4   Taxes and Claims......................................69
         Section 9.5   Insurance.............................................69
         Section 9.6   Inspection Rights.....................................69
         Section 9.7   Keeping Books and Records.............................70
         Section 9.8   Compliance with Laws..................................70
         Section 9.9   Compliance with Agreements............................70
         Section 9.10  Further Assurances....................................70
         Section 9.11  ERISA.................................................70
         Section 9.12  Contracts.............................................70
         Section 9.13  Additional Material Subsidiaries as Guarantors:
                         Execution of Additional Security Agreements-
                         Guarantors..........................................70
         Section 9.14  Continuity of Operations..............................71

      ARTICLE X        Negative Covenants....................................71
         Section 10.1  Debt..................................................72
         Section 10.2  Limitation on Liens...................................72
         Section 10.3  Mergers, Dissolutions, Etc............................73
         Section 10.4  Loans and Investments.................................74
         Section 10.5  Transactions With Affiliates..........................76
         Section 10.6  Disposition of Assets.................................76
         Section 10.7  Sale and Leaseback....................................76
         Section 10.8  Nature of Business....................................76
         Section 10.9  Environmental Protection..............................76
         Section 10.10 Accounting............................................77
         Section 10.11 Contracts.............................................77

      ARTICLE XI       Financial Covenants...................................77
         Section 11.1  Consolidated Tangible Net Worth.......................77
         Section 11.2  Consolidated Net Tangible Assets......................77
         Section 11.3  Fixed Charge Coverage Ratio...........................78
         Section 11.4  Funded Debt to EBITDA Ratio...........................78
         Section 11.5  Subsidiary Assets.....................................78

                            Table of Contents
                               (continued)

                                                                           Page

      ARTICLE XII      Default...............................................78
         Section 12.1  Events of Default.....................................78
         Section 12.2  Remedies Upon Default.................................80
         Section 12.3  Letter of Credit......................................80
         Section 12.4  Performance by the Agent..............................80

      ARTICLE XIII     The Agents............................................81
         Section 13.1  Appointment, Powers and Immunities....................81
         Section 13.2  Rights of Agents as Banks.............................84
         Section 13.3  Sharing of Payments, Etc..............................84
         Section 13.4  Indemnification.......................................85
         Section 13.5  Independent Credit Decisions..........................86
         Section 13.6  Several Commitments...................................86
         Section 13.7  Successor Agents......................................86

      ARTICLE XIV      Miscellaneous.........................................87
         Section 14.1  Expenses..............................................87
         Section 14.2  Indemnification.......................................87
         Section 14.3  Limitation of Liability...............................88
         Section 14.4  No Duty...............................................88
         Section 14.5  Bank Not Fiduciary....................................88
         Section 14.6  No Waiver; Cumulative Remedies........................88
         Section 14.7  Successors and Assigns................................89
         Section 14.8  Survival..............................................92
         Section 14.9  ENTIRE AGREEMENT; AMENDMENTS..........................92
         Section 14.10 Maximum Interest Rate.................................93
         Section 14.11 Notices...............................................93
         Section 14.12 GOVERNING LAW; VENUE; SERVICE OF PROCESS..............93
         Section 14.13 Counterparts..........................................94
         Section 14.14 Severability..........................................94
         Section 14.15 Headings..............................................94
         Section 14.16 Non-Application of Chapter 346 of Texas Finance
                         Code................................................94
         Section 14.17 Construction..........................................94
         Section 14.18 Independence of Covenants.............................94
         Section 14.19 Waiver of Trial By Jury...............................95

      ARTICLE XV       Arbitration...........................................95
         Section 15.1  Arbitration...........................................95
         Section 15.2  Governing Rules.......................................95
         Section 15.3  No Waiver; Provisional Remedies, Self-Help and
                         Foreclosure.........................................95
         Section 15.4  Arbitrator Qualifications and Powers Awards...........96
         Section 15.5  Judicial Review.......................................96
         Section 15.6  Miscellaneous.........................................96

                             SCHEDULES AND EXHIBITS



Schedules

1.1.A             Existing Domestic Letters of Credit
1.1.B             [Intentionally Deleted]
1.1.C             Restricted Subsidiaries
8.5               Litigation
8.10              Tax Matters
8.14              Subsidiaries
8.19              Environmental Matters
10.1              Existing Debt
10.2              Existing Liens
10.4              Permitted Investments

Exhibits

A-1               Domestic Revolving Credit Note
A-2               Foreign Revolving Credit Note
A-3               Swing Line Note
B-1               Security Agreement - Domestic Borrower
B-2               Security Agreement - Canada
B-3               Security Agreement - Brazil
B-4               Charge Debenture (U.K.)
B-5               Security Agreement - Australia
C                 Security Agreement - Domestic Guarantor
D-1               Guaranty Agreement - Domestic Subsidiary
D-2               Guaranty Agreement - Domestic Borrower
D-3               Guaranty Agreement - Foreign Subsidiary
D-4               Guaranty Agreement - Canadian Borrower
D-5               Guaranty Agreement - U.K. Borrower
E-1               Domestic Advance Request Form
E-2               Foreign Advance Request Form
F                 Collateral Agency Agreement
G                 Assignment and Acceptance
H                 Legal Opinion of Counsel to Domestic Borrower and Domestic
                   Guarantors
I                 Compliance Certificate

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of July 17, 2001 (this "Agreement"), is among VERITAS DGC INC., a Delaware corporation (the "Domestic Borrower"), VERITAS DGC LIMITED, a company organized under the laws of England and Wales, VERITAS ENERGY SERVICES INC., an Alberta corporation, and VERITAS ENERGY SERVICES PARTNERSHIP, an Alberta general partnership (each a "Foreign Borrower", and collectively the "Foreign Borrowers", and together with the Domestic Borrower, the "Borrowers"), their respective successors and assigns, each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks") WELLS FARGO BANK TEXAS, N.A., a national banking association, as agent for itself, each Domestic Issuing Bank and the other Domestic Banks (in such capacity, together with its successors in such capacity, the "Domestic Agent"), and HSBC BANK CANADA, as agent for itself, each Foreign Issuing Bank and the other Foreign Banks (in such capacity, together with its successors in such capacity, the "Foreign Agent", and together with the Domestic Agent, the "Agents").

                                    RECITALS:

         The Borrowers have requested the Banks to extend credit in the form of
(a) a revolving credit facility not to exceed $80,000,000 outstanding at any time (subject to reduction as herein set forth) under which the Domestic Borrower may request (i) advances and (ii) letters of credit (subject to a $30,000,000 sublimit) and (b) a revolving credit facility not to exceed $20,000,000 outstanding at any time (subject to reduction as herein set forth) under which the Foreign Borrowers may request (i) Alternate Currency Advances,
(ii) Dollar denominated Advances and (iii) letters of credit and/or bank guaranties (subject to a $10,000,000 sublimit), all in accordance with this Agreement. The Banks are willing to extend such credit to the Borrowers upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "AAA" has the meaning given to such term in Section 15.2 of this Agreement.

         "Additional Costs" has the meaning given to such term in Section 5.2.

         "Adjusted Foreign Revolving Credit Commitments" means one-half of the aggregate of the Foreign Revolving Credit Commitments.

         "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the applicable Agent to be equal to (a) LIBOR for the applicable Interest Period divided by (b) the remainder of 1 minus the Reserve Requirement for such LIBOR Advance for such Interest Period.)

         "Advance" means (a) a Domestic Advance or a Foreign Advance, (b) a Swing Line Advance, and (c) a payment under a Letter of Credit.

         "Advance Request Form" means a Domestic Advance Request Form or a Foreign Advance Request Form.

         "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 25% or more of any class of voting stock of such Person; or (c) 25% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any of the Agents, any Issuing Bank or the Banks be deemed an Affiliate of the Domestic Borrower or any of its Subsidiaries.

         "Agents" has the meaning given to such term in the first paragraph of this Agreement.

         "Alternate Currency" means British pounds sterling and Canadian dollars, so long as British pounds sterling and Canadian dollars, as the case may be, is an Eligible Currency, and any other Eligible Currency acceptable to the Agents and the Foreign Banks. For purposes of this definition of Alternate Currency, "Eligible Currency" means any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount is available in Dollars in the London interbank market (or other market where the applicable Agent's currency exchange operations in respect of the applicable currency are then being conducted). If a change of any currency of a country occurs (including where there is more than one currency or currency unit recognized at the same time as the lawful currency of a country), the Loan Documents will be amended to the extent the Agents (acting reasonably and after consultation with the Domestic Borrower) determine is necessary to reflect such change.

         "Alternate Currency Advances" means Advances which are funded in Alternate Currency and bear interest based upon the Alternate Currency Rate.

         "Alternate Currency Rate" means, (a) for any Alternate Currency Advance denominated in Canadian dollars, the rate of interest per annum most recently announced by Foreign Agent at its Principal Office as its prime rate, with the understanding that such prime rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Foreign Agent may designate, such rate to be adjusted automatically as of the opening of business on the effective date of each change in such rate, to account for such change, and (b) for any Alternate Currency Advance not denominated in Canadian dollars, for any Interest Period therefor, an interest rate per annum determined by the Foreign Agent by dividing: (i) the rate per annum determined by the Foreign Agent to be the rate per annum at which deposits in the relevant Alternate Currency are offered by the Principal Office of the Foreign Agent to first class banks in the interbank euro alternate currency market selected by the Foreign Agent at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) on the Quotation Day for a period equal to such Interest Period and in an amount substantially equal to the amount of such Alternate Currency Advance during such Interest Period; by (ii) Reserve Requirements, if any, applicable to the Foreign Banks.

         "Applicable Lending Office" means for each Bank and each Type of Advance, the Lending Office of such Bank (or of an Affiliate of such Bank) designated for such Type of Advance below its name on the signature pages hereof or such other office of the Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower as the office by which its Advances of such Type are to be made and maintained.

         "Applicable Margin" means, on any date of determination of the interest rate for any Base Rate Advance, LIBOR Advance, or Alternate Currency Advance or of the commitment fee described in Section 2.6 or Section 3.6 hereof, the applicable percentage set forth in the table below for such Advance or fee, as appropriate, which corresponds to the ratings established by both S&P and Moody's applicable to the indebtedness under the Senior Notes or the Domestic Revolving Credit Notes ("Index Debt") on such date of determination:

                                         APPLICABLE
                                         MARGIN FOR
                                            LIBOR
                       APPLICABLE       ADVANCES AND
                       MARGIN FOR         ALTERNATE        APPLICABLE
                        BASE RATE         CURRENCY         MARGIN FOR
     RATINGS            ADVANCES          ADVANCES       COMMITMENT FEE
     -------          ------------     -------------     --------------
Category 1

Equal to or               0.00%             0.75%             0.15%
higher than BBB+
by S&P;

Equal to or
higher than Baa1
by Moody's
Category 2

BBB by S&P;               0.00%            0.875%            0.175%

Baa2 by Moody's

Category 3

BBB- by S&P;              0.00%             1.00%             0.20%

Baa3 by Moody's
Category 4

Lower than BBB-      See Chart Below   See Chart Below   See Chart Below
by S&P;

Lower than Baa3
by Moody's

provided that, if the rating of the Index Debt as determined in accordance with this definition is within those ratings set forth in Category 4, the Applicable Margin shall be, on any date of determination of the interest rate for any Base Rate Advance, LIBOR Advance or Alternate Currency Advance or of the commitment fee described in Section 2.6 or Section 3.6 hereof, the applicable percentage set forth in the table below for such Advance or fee, as appropriate, which corresponds to the Borrower's Funded Debt to EBITDA Ratio set forth in the table below:

                                         APPLICABLE
                                         MARGIN FOR
                                            LIBOR
                       APPLICABLE       ADVANCES AND
                       MARGIN FOR         ALTERNATE        APPLICABLE
                        BASE RATE         CURRENCY         MARGIN FOR
     RATIO              ADVANCES          ADVANCES       COMMITMENT FEE
     -----            ------------     -------------     --------------
Less than 1.00 to
1.00                      0.00%             1.00%             0.20%

Greater than or
equal to 1.00 to          0.00%             1.25%             0.25%
1.00 and less
than 1.50 to 1.00

Greater than or
equal to 1.50 to
1.00 and less             0.25%             1.50%            0.375%
than 2.00 to 1.00

Greater than 2.00
to 1.00                   0.50%             1.75%            0.375%

         For purposes of the foregoing, (i) if neither Moody's nor S&P shall have in effect a rating for Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then both such rating agencies will be deemed to have established ratings for Index Debt in Category 4; (ii) if only one of Moody's or S&P shall have in effect a rating for Index Debt, the Domestic Borrower and the Banks will negotiate in good faith to agree upon another rating agency to be substituted by an amendment to this Agreement for the rating agency which shall not have a rating in effect, and in the absence of such amendment the Applicable Margin will be determined by reference to the available rating; (iii) if the ratings established by Moody's and S&P shall fall within different Categories, the Applicable Margin shall be determined by reference to the Category containing the rating which is one grade below the higher rating; (iv) if the ratings established by Moody's or S&P for the Senior Notes shall fall within a different Category than such rating agency's ratings for the Domestic Revolving Credit Notes, such rating agency's ratings for the Index Debt shall be deemed to fall within the Category containing the higher rating; and (v) if any rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Maturity Date, the Domestic Borrower and the Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system. If both Moody's and S&P shall cease to be in the business of rating corporate debt obligations, the Domestic Borrower and the Banks shall negotiate in good faith to agree upon a substitute rating agency and to amend the references to specific ratings in this definition to reflect the ratings used by such substitute rating agency.

         Any change in the Funded Debt to EBITDA Ratio shall be effective to adjust the Applicable Margin as of the date of receipt by the Domestic Agent of the most recently delivered Compliance Certificate. If the Applicable Margin is determined by reference to the Domestic Borrower's Funded Debt to EBITDA Ratio and if the Domestic Borrower fails to deliver the Compliance Certificate and financial statements within the times specified in this Agreement, such ratio shall be deemed to be greater than 2.00 to 1.00 solely for the purpose of determining the Applicable Margin until the Domestic Borrower delivers such Compliance Certificate and financial statements.

         "Applicable Rate" means the sum of the Base Rate, Adjusted LIBOR Rate, or Alternate Currency Rate, as the case may be, plus the Applicable Margin from time to time in effect.

         "Asia Pacific" means Veritas DGC Asia Pacific Ltd., a Delaware corporation, and its successors and assigns.

         "Assignee" has the meaning given to such term in Section 14.7 (b).

         "Assignment and Acceptance" means an Assignment and Acceptance, in substantially the form attached hereto as Exhibit "G" with appropriate completions.

         "Authorized Representative" means any officer or employee of the applicable Borrower who has been designated in writing by the applicable Borrower to the Agents to be an Authorized Representative.

         "Bank" has the meaning given such term in the first paragraph of this Agreement.

         "Bank Guarantor" means any Issuing Bank or its Affiliate which issues Bank Guaranties hereunder.

         "Bank Guaranty" means any guaranty or similar instrument which may be issued by Bank Guarantor for the benefit of any Borrower to support performance bonds or for another purpose approved by Bank Guarantor.

         "Base Rate" means, for any day, a per annum interest rate equal to the higher of (a) the sum of 0.50% plus the Federal Funds Rate on such day or (b) the Prime Rate on such day. The Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as applicable, to account for such change.

         "Base Rate Advances" means Advances that bear interest at rates based upon the Base Rate.

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Borrowers" has the meaning given to such term in the first paragraph of this Agreement.

         "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Houston, Texas, (b) with respect to the Foreign Revolving Credit Commitment, Conversions, Continuations, Interest Periods, and notices in connection with each Foreign Advance, any day on which commercial banks are not authorized or required to close in Calgary, Alberta or London, England, as applicable, and (c) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with each LIBOR Advance or Alternate Currency Advance (other than Alternate Currency Advances made in Canadian dollars to a Canadian Borrower), any day which is a Business Day described in clause (a) above (and with respect to the Foreign Revolving Credit Commitment, clause (b) above) and which is also a day on which dealings in Dollar or Alternate Currency deposits are carried out in the relevant interbank market referred to by the applicable Agent to determine LIBOR for such LIBOR Advance or the Alternate Currency Rate for such Alternate Currency Advance and which is also a day on which banks and foreign exchange markets are open for business in London and (if applicable) for the purpose of payments in an Alternate Currency in the principal financial center of the country of such currency.

         "Canadian Borrowers" means Veritas Energy Services, Inc., an Alberta corporation, Veritas Energy Services Partnership, an Alberta general partnership, and their respective successors and assigns, and "Canadian Borrower" means any one of the Canadian Borrowers.

         "Canadian Obligations" means that portion of the Foreign Obligations directly owed by the Canadian Borrowers.

         "Canadian Banks" means the Foreign Banks other than the U.K. Bank.

         "Calculation Period" means, as of the last day of any Fiscal Quarter, the period of four Fiscal Quarters ended as of such date or, if a calculation is performed on a date other than the last day of any Fiscal Quarter, the period of twelve months ending on such date.

         "Capital Expenditures" means, for any Person, all expenditures for assets which, in accordance with GAAP, are properly classified as equipment, real property, improvements, fixed assets or a similar type of capitalized asset and which would be required to be capitalized and shown on the balance sheet of such Person.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash Equivalent Investment" means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, corporate demand notes or other debt securities having a maturity or tender right less than one year from the date of issuance thereof, in each case (unless issued by a Bank or its holding company) rated in one of the two highest rating categories by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit), bankers acceptance or eurodollar account, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $300,000,000, (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c) which
(i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Bank for the purpose of investing in loans to any corporation (other than the Domestic Borrower or an Affiliate of the Domestic Borrower), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

         "Cash Reserves" means for any Person amounts held by such Person in cash or Cash Equivalent Investments.

         "Cash Taxes" means, for any Person, the sum of all cash income taxes paid or required to be paid during the period in question, as determined in accordance with GAAP applied consistently.

         "Charge Debenture (U.K.)" means a charge debenture of U.K. Borrower in favor of the Foreign Agent, in substantially the form of Exhibit "B-4" attached hereto with appropriate completions, as the same may be amended, supplemented or modified from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" has the meaning given to such term in Section 6.1.

         "Collateral Agency Agreement" means a collateral agency agreement executed by the Domestic Agent, the Foreign Agent and the Domestic Collateral Agent, in substantially the form attached hereto as Exhibit "F" with appropriate completions, as the same may be amended, supplemented or modified from time to time.

         "Compliance Certificate" means a certificate, in substantially the form of Exhibit "I" attached hereto, properly completed and signed by the Domestic Borrower in connection with Section 9.1(c).

         "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Domestic Borrower and its consolidated Subsidiaries.

         "Consolidated Net Income" means, for any period, the consolidated net income (or loss) after income and franchise taxes determined in conformity with GAAP of the Domestic Borrower and its consolidated Subsidiaries, plus the amount of any write-downs of goodwill, to the extent such amounts are deducted in calculating consolidated net income.

         "Consolidated Net Tangible Assets" means, at any date, the aggregate amount of assets included on the most recent consolidated balance sheet of the Domestic Borrower and its Restricted Subsidiaries, less (a) without duplication, applicable reserves and other properly deductible items and goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles (other than the Data Library) and (b) Consolidated Current Liabilities (other than current liabilities constituting Debt for borrowed money).

         "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as Stockholders' Equity on a consolidated balance sheet of the Domestic Borrower and its consolidated Subsidiaries; provided, however, there shall be excluded therefrom intangible assets (other than the Data Library), including: (a) any amount at which shares of capital stock of the Domestic Borrower appear as an asset on the Domestic Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, and (c) loans (to the extent that such are not fully secured) to any stockholder, director, officer, or employee of the Domestic Borrower or any Affiliate of the Domestic Borrower.

         "Contingent Liabilities" means, as applied to any Person, those direct or indirect liabilities of that Person which in conformity with GAAP, would be included as liabilities of that Person on a consolidated balance sheet of the Domestic Borrower and its consolidated Subsidiaries, with respect to any Debt, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor") including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Liabilities shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liabilities are made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Domestic Borrower in good faith.

         "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 4.9 of (a) a LIBOR Advance as a LIBOR Advance from one Interest Period to the next Interest Period and (b) an Alternate Currency Advance as an Alternate Currency Advance from one Interest Period to the next Interest Period.

         "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 4.9 or Article V of one Type of Advance into another Type of Advance.

         "Credit Request" has the meaning in Section 4.12 hereof.

         "Current Maturities" means as to any Person, at any date, the current maturities of Funded Debt (other than (a) the Advances and (b) the Senior Notes as in effect on the Initial Effective Date) determined in accordance with GAAP applied consistently.

         "Data Library" means all of each of the Domestic Borrower's and its Subsidiaries' multi-client data library of proprietary seismic reports and other data.
         "Debt" means as to any Person at any time (without duplication as to such Person and as to such Person's Subsidiaries): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than one hundred twenty (120) days or which are being contested in good faith and for which adequate reserves have been established, (d) all Capital Lease Obligations of such Person, (e) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (g) all liabilities of such Person in respect of unfunded vested benefits under any Plan, and (h) all Contingent Liabilities.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means the lesser of (a) the Applicable Rate plus 2.00% and (b) the Maximum Rate.

         "Dollars" and "$" mean lawful money of the United States of America.

         "Domestic Advance" means an advance of Dollars by the Domestic Agent on behalf of the Domestic Banks to the Domestic Borrower pursuant to Article II and includes, as applicable, a Base Rate Advance or a LIBOR Advance.

         "Domestic Advance Request Form" means a certificate, in substantially the form attached hereto as Exhibit "E-l", properly completed and signed by an Authorized Representative requesting a Domestic Advance.

         "Domestic Agent" has the meaning given to such term in the first paragraph of this Agreement.

         "Domestic Bank" means a Bank holding a Domestic Revolving Credit Commitment.

         "Domestic Borrower" has the meaning given to such term in the first paragraph of this Agreement.

         "Domestic Collateral Agent" means Wells Fargo Bank Texas, N.A. and its successors and assigns, as appointed under the Collateral Agency Agreement.

         "Domestic Effective Date" means the date on which all the conditions precedent set forth in Section 7.1 have been satisfied or waived in writing by the Domestic Agent and the Domestic Banks.

         "Domestic Guarantors" means (a) all the Material Subsidiaries which are Domestic Subsidiaries, and (b) all other Domestic Subsidiaries which have been designated by the Borrower to be Domestic Guarantors pursuant to Section 4.21(a), and "Domestic Guarantor" means any one of the Domestic Guarantors. The Domestic Guarantors as of the date hereof are Geophysical Corp., Asia Pacific, and Land.

         "Domestic Issuing Bank" means (a) Bank One, NA (with its main office in Chicago, Illinois), or any of its Affiliates, (b) Wells Fargo Bank Texas, N.A. (or any of its Affiliates), and (c) any other Bank (or any of its Affiliates) appointed by the Domestic Borrower and approved by the Domestic Agent that agrees to issue Domestic Letters of Credit hereunder.

         "Domestic Letter of Credit" means a standby or documentary Letter of Credit, denominated in Dollars or an Alternate Currency issued pursuant to
Article II of this Agreement (including Existing Domestic Letters of Credit) and "Domestic Letters of Credit" means more than one Domestic Letter of Credit.

         "Domestic Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amounts of all outstanding Domestic Letters of Credit in the Equivalent Amount of Dollars.

         "Domestic Obligations" means all obligations, indebtedness and liabilities of the Domestic Borrower to the Domestic Agent, the Domestic Issuing Banks and the Domestic Banks, or any or some of them, arising from or in connection with (a) the Domestic Advances, the Domestic Revolving Credit Notes or Article II of this Agreement, (b) Borrower's contingent reimbursement obligations in respect of Domestic Letters of Credit, (c) all interest accruing on the items described in clauses (a) and (b) of this definition, and (d) all reasonable attorneys' fees and other expenses incurred in the enforcement of collection of the items described in clauses (a), (b) and (c) of this definition.

         "Domestic Revolving Credit Commitment" means as to each Domestic Bank, the obligation of such Domestic Bank to make (a) Domestic Advances and (b) subject to applicable sublimits, to purchase participations in Domestic Letters of Credit pursuant to Section 4.15, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Domestic Bank on Annex A attached hereto or on Annex A attached to the most recent amendment hereto under the heading "Domestic Revolving Credit Commitment," or on the signature pages of an Assignment and Acceptance, as the case may be, as such amount may be reduced pursuant to Section 2.7 or terminated pursuant to Section 2.7 or Section 12.2.

         "Domestic Revolving Credit Notes" means the promissory notes of the Domestic Borrower payable to the order of the Banks, in substantially the form attached hereto as Exhibit "A-l" with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time, and "Domestic Revolving Credit Note" means any one of the Domestic Revolving Credit Notes.

         "Domestic Subsidiary" means any Subsidiary of the Domestic Borrower that is organized and existing under the laws of the United States of America or any state thereof.

         "EBIT" means as to any Person, for any period, the sum of Consolidated Net Income for such period plus Interest Expense, Tax Expense and amortization of goodwill to the extent deducted from Consolidated Net Income in such period.

         "EBITDA" means as to any Person, for any period, the sum of Consolidated Net Income for such period plus Interest Expense, Tax Expense and Non-Cash Charges to the extent deducted from Consolidated Net Income in such period.

         "EDGAR" means the Electronic Data Gathering, Analysis and Retrieval program operated by the SEC pursuant to Regulation ST of the General Rules and Regulations of the SEC under the Securities Act of 1933, and shall include any successor program.

         "Eligible Assignee" means any commercial bank, savings and loan association; savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agents, and having combined capital and surplus of at least $300,000,000 or the Equivalent Amount thereof, provided that such institution complies with Section 4.7 hereof to the extent applicable to such institution.

         "Energy Services" means Veritas Energy Services Inc., an Alberta corporation, and its successors and assigns.

         "Environmental Law" means any and all foreign, federal, state, provincial, municipal and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et. seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

         "Equivalent Amount" means (a) the equivalent in Dollars of any Alternate Currency and (b) the equivalent in any Alternate Currency of Dollars. For purposes of this Agreement, each Equivalent Amount shall be determined by using the quoted spot rate at which the applicable Agent or U.K. Bank, as applicable, or any Affiliate of the applicable Agent or U.K. Bank, as applicable, offers to exchange Dollars for such Alternate Currency at (a) 11:00 a.m. London time with respect to British pounds sterling, (b) 10:00 a.m. Calgary, Alberta time with respect to Canadian dollars, and (c) 11:00 a.m. Dallas, Texas time with respect to Dollars and Alternate Currencies other than British pounds sterling and Canadian dollars, two Business Days prior to the date on which such equivalent is to be determined pursuant to the provisions of this Agreement. The applicable Agent shall notify each affected Bank of such determination on such date. The Equivalent Amount of each Advance made in Alternate Currency shall be recalculated hereunder on each date it is necessary to determine the unused portion of each Bank's Revolving Credit Commitment or any Advances outstanding on such date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is or has been a member of the same controlled group of corporations (within the meaning of Section 414 (b) of the Code) as the Domestic Borrower or is or has been under common control (within the meaning of Section 414 (c) of the Code) with the Domestic Borrower.

         "Event of Default" has the meaning specified in Section 12.1.

         "Excluded Taxes" means, in the case of each Bank and each Agent, all taxes imposed on it, other than taxes imposed on it by a Governmental Authority of the jurisdiction of formation, incorporation or place of business of a Borrower by deduction or withholding, or as a result of any failure to deduct or withhold, from payments made by such Borrower under any Loan Document.

         "Existing Domestic Letters of Credit" means the one or more letters of credit issued by Bank One, NA (with its main office in Chicago, Illinois) or any of its Affiliates for the account of Domestic Borrower or any Domestic Guarantor before the date of this Agreement that are described on Schedule 1.1.A.

         "Existing Domestic Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amounts of all outstanding Existing Domestic Letters of Credit in the Equivalent Amount of Dollars.

         "Federal Funds Rate" means, for any day, the rate per annum, (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the

Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Domestic Agent on such day on such transactions as determined by the Domestic Agent.

         "Fee Letter" means that certain letter agreement dated as of April 18, 2001, executed by and between the Domestic Borrower and the Domestic Agent, setting forth certain fees to be paid by the Borrowers to the Agents in connection with this Agreement.

         "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

         "Fiscal Year" means the fiscal year of the Domestic Borrower and its Subsidiaries, as effective from time to time, which period currently is the 12 month period ending on July 31 of each year.

         "Fixed Charge Coverage Ratio" means as to any Person, at any date (a) EBIT for the Calculation Period minus Cash Taxes for the Calculation Period, divided by (b) the sum of (i) Current Maturities as of such date, and (ii) Interest Expense for the Calculation Period.

         "Foreign Advance" means an advance of funds, in Dollars or any Alternate Currency, as selected by a Foreign Borrower in accordance with Section 4.1, by (a) the Foreign Agent on behalf of the Canadian Banks to the Canadian Borrowers or (b) the U.K. Bank to the U.K. Borrower, as the case may be, pursuant to Article III and includes, as applicable, a Base Rate Advance, a LIBOR Advance, or an Alternate Currency Advance.

         "Foreign Agent" has the meaning given to such term in the first paragraph of this Agreement.

         "Foreign Advance Request Form" means a certificate, in substantially the form attached hereto as Exhibit "E-2", properly completed and signed by an Authorized Representative requesting a Foreign Advance.

         "Foreign Bank" means a Bank holding a Foreign Revolving Credit Commitment.

         "Foreign Borrowers" means the Persons designated as such in the first paragraph of this Agreement and "Foreign Borrower" means any one of the Foreign Borrowers.

         "Foreign Effective Date" means the date on which all the conditions precedent set forth in Section 7.2 have been satisfied or waived in writing by the Foreign Agent and the Foreign Banks.

         "Foreign Guarantors" means (a) all of the Material Subsidiaries (other than U.K. Borrower and Canadian Borrowers) that are Foreign Subsidiaries and (b) all other Foreign Subsidiaries that have been designated by the Borrower to be Foreign Guarantors pursuant to

Section 4.21(b), and "Foreign Guarantor" means any one of the Foreign Guarantors. The Foreign Guarantors as of the date hereof are Veritas Australia and Veritas Brazil.

         "Foreign Issuing Bank" means (a) HSBC Bank Canada (or any of its Affiliates) (b) U.K. Bank, and (c) any other Bank (or any of its Affiliates) appointed by the Foreign Borrowers and approved by the Foreign Agent that agrees to issue Foreign Letters of Credit or Bank Guaranties hereunder.

         "Foreign Letter of Credit" means a standby or documentary Letter of Credit, denominated in Dollars or an Alternate Currency, issued pursuant to
Article III of this Agreement and "Foreign Letters of Credit" means more than one Foreign Letter of Credit.

         "Foreign Letter of Credit Liabilities" means, at any time, the sum of
(a) the aggregate undrawn face amounts of all outstanding Foreign Letters of Credit plus (b) the outstanding amount of all Bank Guaranties issued by a Foreign Issuing Bank, all in the Equivalent Amount of Dollars.

         "Foreign Obligations" means all obligations, indebtedness and liabilities of the Foreign Borrowers or any of them to the Foreign Agent, the Foreign Issuing Banks and the Foreign Banks, or any or some of them, arising from or in connection with (a) the Foreign Advances, the Foreign Revolving Credit Notes or Article III of this Agreement, (b) the Foreign Borrowers' contingent reimbursement obligations in respect of Foreign Letters of Credit and Bank Guaranties, (c) all interest accruing on the items described in clauses (a) and (b) of this definition, and (d) all attorneys' fees and other expenses incurred in the enforcement of collection of the items described in clauses (a),
(b) and (c) of this definition.

         "Foreign Revolving Credit Commitment" means as to each Foreign Bank, the obligation of such Foreign Bank to make (a) Foreign Advances and (b) subject to applicable sublimits, to purchase participations in Foreign Letters of Credit pursuant to Section 4.15, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Foreign Bank on Annex A attached hereto or on Annex A attached to the most recent amendment hereto under the heading "Foreign Revolving Credit Commitment," or on the signature pages of an Assignment and Acceptance, as the case may be, as such amount may be reduced pursuant to Section 3.7 or terminated pursuant to
Section 3.7 or Section 12.2.

         "Foreign Revolving Credit Notes" means the promissory notes of the Foreign Borrowers payable to the order of the Canadian Banks or the U.K. Bank, as the case may be, in substantially the form attached hereto as Exhibit "A-2" with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time, and "Foreign Revolving Credit Note" means any one of the Foreign Revolving Credit Notes.

         "Foreign Subsidiary" means any Subsidiary of the Domestic Borrower which is organized and existing under the laws of a jurisdiction other than the United States of America or any state thereof.

         "Funded Debt" means, at any time, the aggregate obligations of the Domestic Borrower and its Subsidiaries (determined on a consolidated basis) for Debt for borrowed money, including, without limitation, Capital Lease Obligations.

         "Funded Debt to EBITDA Ratio" means, at any time, (a) Funded Debt divided by (b) EBITDA for the Calculation Period.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Geophysical Corp." means Veritas Geophysical Corporation, a Delaware corporation, and its successors and assigns.

         "Governmental Authority" means any nation or government, any state, province or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Guarantors" means the Domestic Guarantors and the Foreign Guarantors.

         "Guaranty Agreement-Canadian Borrower" means a guaranty agreement executed by a Canadian Borrower in favor of the Foreign Agent, in substantially the form attached hereto as Exhibit "D-4" with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Guaranty Agreements-Canadian Borrowers" means more than one Guaranty Agreement- Canadian Borrower.

         "Guaranty Agreement-Domestic Subsidiary" means a General Continuing Guaranty executed by a Domestic Guarantor in favor of the Domestic Collateral Agent, in substantially the form attached hereto as Exhibit "D-l" with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Guaranty Agreements-Domestic Subsidiaries" means more than one Guaranty Agreement-Domestic Subsidiary.

         "Guaranty Agreement-Domestic Borrower" means a General Continuing Guaranty executed by Domestic Borrower in favor of the Foreign Agent, in substantially the form attached hereto as Exhibit "D-2" with appropriate completions, as the same may be amended, supplemented, or modified from time to time.

         "Guaranty Agreement-Foreign Subsidiary" means a guaranty agreement executed by a Foreign Guarantor in favor of the Foreign Agent, in substantially the form attached hereto as Exhibit "D-3" with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Guaranty Agreements-Foreign Subsidiaries" means more than one Guaranty Agreement-Foreign Subsidiary.

         "Guaranty Agreement-U.K. Borrower" means a guaranty agreement executed by U.K. Borrower in favor of the Foreign Agent, in substantially the form attached hereto as Exhibit "D-5" with appropriate completions, as the same may be amended, supplemented, or modified from time to time.

         "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinatedbiphenyls.

         "Hedging Agreements" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         "Indebtedness" shall have the meaning given to such term in the Indenture.

         "Indenture" means, as applicable, (a) the Indenture dated October 23, 1996 between the Domestic Borrower and Fleet National Bank, a national banking association, as such Indenture existed on October 23, 1996, without taking into account any amendments, modifications thereof or supplements thereto unless such amendment, modification or supplement has the effect of increasing the Maximum Bank Credit Amount, increasing the Permitted Subsidiary Indebtedness, or eliminating or reducing the restrictions contained in the Indenture with respect to incurring Indebtedness to the Banks or securing such Indebtedness to the Banks, (b) the Indenture dated October 28, 1998, between the Domestic Borrower and State Street Bank and Trust Company, a Massachusetts trust company, as such Indenture existed on October 28, 1998, without taking into account any amendments, thereof or supplements thereto, unless such amendment, modification or supplement has the effect of increasing the Maximum Bank Credit Amount, increasing the Permitted Subsidiary Indebtedness, or eliminating or reducing the restrictions contained in the Indenture with respect to incurring Indebtedness to the Banks or securing such Indebtedness to the Banks, and (c) any indenture providing for notes given in replacement of the notes under the indentures described in clauses (a) and (b) above, so long as (i) the structure, covenants, terms and conditions of any such indenture and replacement notes are no more restrictive than the indentures described in clauses (a) and (b) above and the notes issued thereunder, (ii) the maturity date of such replacement notes is no earlier than six months after the Revolving Credit Termination Date, (iii) the Domestic Borrower and its Subsidiaries are in pro forma compliance with all the financial covenants set forth in Article XI taking into account such replacement notes (but excluding current maturities of such replacement notes from the calculation of Current Maturities for purposes of determining pro forma compliance with Section 11.3 hereof), (iv) the aggregate principal amount of all such replacement notes is no greater than $200,000,000, and (v) with respect to any such indenture under which the aggregate principal amount of all such replacement notes is greater than $150,000,000, such indenture does not contain any provision that has the effect of limiting the amount of the Obligations that may be secured by the Collateral.

         "Initial Effective Date" means the Domestic Effective Date or the Foreign Effective Date, whichever first occurs.

         "Interest Expense" means the sum of all cash interest expense paid or required by its terms to be paid during the period in question, as determined in accordance with GAAP applied consistently, with respect to the Funded Debt of a Person or any portion thereof.

         "Interest Period" means, with respect to LIBOR Advances or Alternate Currency Advances, each period commencing on the date such Advances are made or Converted from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance or an Alternate Currency Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on that day which is one, two, three, or six months thereafter, as the applicable Borrower may select as provided in Section
4.1 or 4.9 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; (b) any Interest Period which would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date; (c) no more than three Interest Periods for each LIBOR Advance shall be in effect at the same time; (d) no more than three Interest Periods for Alternate Currency Advances shall be in effect at the same time; and (e) no Interest Period for any LIBOR Advances or Alternate Currency Advances shall have a duration of less than one month and, if the Interest Period for any LIBOR Advance or Alternate Currency Advance would otherwise be a shorter period, such Advance shall be a Base Rate Advance.

         "Issuing Bank" means a Domestic Issuing Bank or Foreign Issuing Bank, as the case may be.

         "Land" means Veritas DGC Land Inc., a Delaware corporation, and its successors and assigns.

         "Letter of Credit" means a Domestic Letter of Credit or a Foreign Letter of Credit, and "Letters of Credit" means the Domestic Letters of Credit and the Foreign Letters of Credit.

         "Letter of Credit Agreements" means the application and letter of credit agreements and other documents, if any, required by the applicable Issuing Bank now or hereafter executed by the applicable Borrower, such agreements to be in form and substance satisfactory to the applicable Borrower and the applicable Issuing Bank.

         "Letter of Credit Liabilities" means the Domestic Letter of Credit Liabilities and the Foreign Letter of Credit Liabilities.

         "LIBOR Advances" means Advances the interest rates on which are determined on the basis of the rates referred to in the definition of "Adjusted LIBOR Rate".

         "LIBOR" means, with respect to each Interest Period:

                  (a) the rate per annum equal to the rate determined by the applicable Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) on the Quotation Day, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the applicable Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) on the Quotation Day, or

                  (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which Dollar deposits are offered to the applicable Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the Quotation Day for the requested LIBOR Advance by leading banks in the London interbank market for Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Advance to be made by the applicable Banks for such Interest Period.

         "License Agreement" means any General Non-Exclusive Data License Agreement and any supplements thereto, or any similar agreement as supplemented, between the Domestic Borrower or any of its Subsidiaries and any other Person, which provides for the sale and licensing of a portion of Domestic Borrower's or any such Subsidiary's Data Library.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

         "Loan Documents" means (a) this Agreement and all promissory notes, security agreements, collateral agency agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time, (b) any Hedging Agreements between Domestic Borrower or any of its Subsidiaries and any Bank or its Affiliate, and (c) the Fee Letter.

         "Marketable Securities" means (a) direct obligations issued or unconditionally guaranteed by the United States of America or issued by an agency thereof and fully backed by the full faith and credit of the United States of America owned by the Domestic Borrower or any

Subsidiary which are not subject to any Lien, except for Liens created by operation of law, and (b) securities (as defined in Section 8.102 of the Texas Business and Commerce Code) that are listed and traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ - National Market System owned by the Domestic Borrower or any Subsidiary which are not subject to any Lien, except for Liens created by operation of law.

         "Material Adverse Effect" means (a) a material adverse effect on (i) the financial condition of the Domestic Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Domestic Borrower and its Subsidiaries, taken as a whole, to perform their respective obligations under this Agreement or any of the other Loan Documents, or (iii) the validity or enforceability of this Agreement or any of the other Loan Documents, or the rights or remedies of the Agents, the Banks or the Issuing Bank hereunder or thereunder or (b) civil or criminal liability for any of the Agents or the Banks under Environmental Laws.

         "Material Subsidiary" means any Subsidiary whose total assets have a value (determined in accordance with GAAP) which exceeds $25,000,000 for a period of 90 consecutive days or more.

         "Maximum Bank Credit Amount" has the meaning given to such term in the Indentures described in clauses (a) and (b) of the definition of "Indenture", and shall include any identically defined term, if any, which may be set forth or expressed in an Indenture described in clause (c) of the definition of Indenture.

         "Maximum Rate" means, with respect to any Bank and the holder of the Swing Line Note or any Revolving Credit Note, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the indebtedness created under this Agreement, the Revolving Credit Notes, the Swing Line Note or any other Loan Document under the laws which are presently in effect in the United States and the State of Texas applicable to the Banks, such holders and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. To the extent that Chapter 303 of the Texas Finance Code (the "Finance Code"), is relevant to any Bank or any holder of the Swing Line Note or any Revolving Credit Note for the purposes of determining the Maximum Rate, each such Person shall determine such applicable legal rate under the Finance Code pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Finance Code; subject, however, to the limitations on such applicable ceiling referred to and defined in Chapter 303 of the Finance Code, and further subject to any right such Person may have subsequently, under applicable law, to change the method of determining the Maximum Rate. If no Maximum Rate is established by applicable law, then the Maximum Rate shall be equal to 18% per annum.

         "Moody's" means Moody's Investors Service, a division of McGraw Hill, Inc., or any successor thereto.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Borrower or any predecessor thereto or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Non-Cash Charges" means as to any Person, for any period, depreciation, amortization and other non-cash charges (including amortization of the capitalized balance of the Data Library), determined in accordance with GAAP applied consistently.

         "Non-U.S. Domestic Bank" has the meaning in Section 4.7(a) hereof.

         "Obligated Party" means each Guarantor or any other Person who is or becomes party to any agreement pursuant to which such Person guarantees or secures payment and performance of the Obligations or any part thereof.

         "Obligations" means all obligations, indebtedness and liabilities of the Borrowers or any of them to the Agents, the Issuing Banks and the Banks, or any or some of them, arising pursuant to this Agreement or any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the Domestic Obligations and the Foreign Obligations.

         "Other Taxes" has the meaning given such term in Section 4.7(d).

         "Partnership" means Veritas Energy Services Partnership, an Alberta general partnership, and its successors and assigns.

         "Payment Date" means, (a) in the case of Base Rate Advances, the last day of each March, June, September and December, commencing September 30, 2001,
(b) in the case of LIBOR Advances and Alternate Currency Advances the last day of each Interest Period therefor (and, in the case of six-month Interest Periods, the last day of the third month following the date of each Advance, Conversion or Continuation), and (c) in the case of all Advances, the Revolving Credit Termination Date.

         "Payor" has the meaning given to such term in Section 4.6.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Percentage" means, at any time, (a) with respect to any Domestic Bank, such Domestic Bank's portion, expressed as a percentage, of the aggregate Domestic Revolving Credit Commitments, and (b) with respect to any Canadian Bank, such Canadian Bank's portion, expressed as a percentage, of the Adjusted Foreign Revolving Credit Commitments.

         "Permitted Liens" has the meaning assigned to it in Section 10.2.

         "Permitted Subsidiary Indebtedness" means, with respect to Restricted Subsidiaries, Indebtedness in an aggregate principal amount outstanding up to the amount, if any, by which (a) 10% of Consolidated Net Tangible Assets exceeds
(b) the greater of (i) $20,000,000 or (ii) the aggregate principal amount of outstanding Indebtedness of the Domestic Borrower incurred pursuant to Section 10.11(a) of the Indenture which is secured as permitted by the Indenture.

         "Person" means any individual, corporation, business trust, association, company, partnership, joint venture constituting a legal entity under the laws of the jurisdiction of formation of such joint venture, Governmental Authority, or other entity.

         "Plan" means any employee benefit or other plan established or maintained by the Domestic Borrower or any ERISA Affiliate.

         "Prime Rate" means, at any time, the rate of interest per annum most recently announced by Domestic Agent at its principal office in San Francisco as its prime rate, with the understanding that such prime rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Domestic Agent may designate.

         "Principal Office" means the respective principal office of the Agents, the Issuing Banks and the Banks, presently located for such Persons at the addresses shown under the signature line of such Persons in this Agreement.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Quarterly Fee Payment Date" means the last day of each March, June, September, and December of each year, the first of which shall be September 30, 2001.

         "Quotation Day" means, in relation to any Interest Period for which an interest rate is to be determined, two Business Days before the first day of that Interest Period, unless market practice differs in the relevant interbank market for a currency, in which case the Quotation Day for that currency will be determined by the applicable Agent in accordance with market practice in the relevant interbank market (and if quotations would normally be given by leading banks in the relevant interbank market on more than one day, the Quotation Day shall be the last of those days).

         "Register" has the meaning assigned to it in Section 14.7(d).

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to a Bank:

         (a) any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D), or

         (b) the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

         "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations in post-remedial monitoring and care.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Required Banks" means Banks having at least fifty-one percent (51%) of the aggregate Revolving Credit Commitments. Solely for purposes of this definition, U.K. Bank shall be deemed to hold 50% of the Foreign Revolving Credit Commitment and the Canadian Banks shall be deemed to hold, in the aggregate, 50% of the Foreign Revolving Credit Commitment, and each such Bank's percentage of the aggregate the Revolving Credit Commitments shall be calculated on that basis.

         "Reserve Requirement" means, (a) for any LIBOR Advance or Alternate Currency Advance not denominated in British pounds sterling, for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate or Alternate Currency Rate is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances or Alternate Currency Advances, and (b) for any LIBOR Advance or Alternate Currency Advance denominated in British pounds sterling, for any Interest Period therefor, the mandatory costs applicable to the U.K. Bank and payable by it on such LIBOR Advance or Alternate Currency Advance as notified to the U.K. Borrower by the U.K. Bank.

         "Restricted Advances" means Advances of a Type or in an Alternate Currency described in one or more of clauses (a), (b) and (c) of Section 5.3 of this Agreement.

         "Restricted Subsidiary" has the meaning given to such term in the Indentures described in clauses (a) and (b) of the definition of "Indenture", and shall include any identically defined term, if any, which may be set forth or expressed in an Indenture described in clause (c) of the definition of Indenture. The Restricted Subsidiaries as of the Initial Effective Date are listed on Schedule l.1.C.

         "Revolving Credit Commitments" means the Domestic Revolving Credit Commitment and the Foreign Revolving Credit Commitment.

         "Revolving Credit Notes" means the Domestic Revolving Credit Notes and the Foreign Revolving Credit Notes.

         "Revolving Credit Termination Date" means August 29, 2003, or such earlier date on which the Domestic Revolving Credit Commitment or the Foreign Revolving Credit Commitment, as the case may be, terminates as provided in this Agreement.

         "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

         "S&P" means Standard & Poor's Corporation or any successor thereto.

         "SEC" means the Securities and Exchange Commission of the United States of America, and includes any successor agency.

         "Secured Obligations" means (a) while the Indenture is in effect, the Obligations other than that portion of principal amount of the Obligations which exceeds, at the time of the determination thereof, the greater of (i) the greater of (A) 10% of Consolidated Net Tangible Assets, or (B) the Maximum Bank Credit Amount and (ii) any less restrictive prohibition as may be found in the Indenture as a result of an amendment to the Indenture that would constitute an amendment to the Indenture under the definition of Indenture found in this Agreement and (b) after the termination of the Indenture, or after the elimination of the applicable restrictions therein contained regarding the granting of Liens by Restricted Subsidiaries to secure Indebtedness to the Banks and the incurrence of Indebtedness to the Banks, the Obligations.

         "Security Agreement-Borrower" means, (a) with respect to the Domestic Borrower, a security agreement executed by the Domestic Borrower in favor of the Domestic Collateral Agent in substantially the form attached hereto as Exhibit "B-1", (b) with respect to the Partnership and Energy Services, security agreements executed by the Partnership and Energy Services in favor of Foreign Agent in substantially the form of Exhibit "B-2", and (c) with respect to U.K. Borrower, the Charge Debenture (U.K.), all with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Security Agreements-Borrowers" means more than one Security Agreement-Borrower.

         "Security Agreement-Domestic Guarantor" means, with respect to each Domestic Guarantor, a security agreement executed by such Domestic Guarantor in favor of the Domestic Collateral Agent in substantially the form attached hereto as Exhibit "C", all with appropriate completions, as the same may be amended, supplemented or modified from time to time, and "Security Agreements-Domestic Guarantors" means more than one Security Agreement-Domestic Guarantor.

         "Security Agreement-Foreign Guarantor" means (a) with respect to Veritas Brazil, a security agreement executed by Veritas Brazil in favor of Foreign Agent in substantially the form of Exhibit "B-3", and (b) with respect to Veritas Australia, a security agreement executed by Veritas Australia in favor of Foreign Agent in substantially the form of Exhibit "B-5", all with appropriate completions, as the same may be amended, supplemented, or modified from time to time, and "Security Agreements-Foreign Guarantors" means more than one Security Agreement-Foreign Guarantor.

         "Senior Debt" means the Debt evidenced by the Senior Notes.

         "Senior Notes" means (a) the Senior Notes due 2003 in the original aggregate principal amount of $75,000,000, issued by the Domestic Borrower pursuant to the Indenture dated October 23, 1996, (b) the Senior Notes due 2003 in the original principal amount of $60,000,000 issued by the Domestic Borrower pursuant to the Indenture dated October 28, 1998, and (c) replacement notes issued pursuant to the Indenture described in clause (c) of the definition of "Indenture".

         "Stockholders Equity" has the meaning given to such term under GAAP.

         "Subordinated Debt" means (a) Debt of a Person which has been subordinated to the Obligations in form and substance and upon terms satisfactory to the Agents, (b) publicly issued subordinated fixed rate debt securities which are issued on then existing market terms, or (c) privately issued subordinated fixed rate debt securities which are issued on then existing market terms, including, without limitation, any such debt securities issued under Rule 144A or Regulation S; provided, however, with respect to subordinated debt securities issued pursuant to clauses (b) or (c) above, such securities shall provide (i) for a maturity date thereof which is not less than six months after the Revolving Credit Termination Date, (ii) that no principal shall be payable thereon until that date which is six months after the Revolving Credit Termination Date, (iii) that no principal may be optionally prepaid, and, except for redemption upon a Change of Control (as defined in the trust indenture pursuant to which such securities are issued) as provided in the trust indenture pursuant to which such securities are issued, such securities shall not be subject to redemption until that date which is six months after the Revolving Credit Termination Date, and (iv) no principal or interest shall be payable thereon if an Event of Default shall have occurred and be continuing under Section l2.l(a), (e) or (f).

         "Subsidiary" means any Person of which or in which the Domestic Borrower and its Subsidiaries own or control, directly or indirectly, 50% or more of (a) the combined voting power of all classes having general voting power under ordinary circumstances to elect a majority of the directors or equivalent body of such Person, if it is a corporation, (b) the partnership interest, capital interest or profits interest of such Person, if it is a partnership, limited liability company, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated association or organization.

         "Swing Line Advance" means any Advance made by the Domestic Agent under
Section 2.9 of this Agreement.

         "Swing Line Note" means the promissory note of the Domestic Borrower payable to the order of the Domestic Agent, in substantially the form attached hereto as Exhibit "A-3" with appropriate completions, and all extensions, renewals, replacements, modifications, supplements or rearrangements thereof from time to time.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Tax Expense" means, for any period, all expenses incurred during such period by the Domestic Borrower and its subsidiaries, on a consolidated basis, in connection with income tax obligations, all as determined in accordance with GAAP applied consistently.

         "Type" means any type of Advance (i.e. Base Rate Advance, LIBOR Advance or Alternate Currency Advance).

         "U.K. Bank" means HSBC Bank Plc.

         "U.K. Borrower" means Veritas DGC Limited, a company organized under the laws of England and Wales, and its successors and assigns.

         "U.K. Obligations" means that portion of the Foreign Obligations owed by the U.K. Borrower.

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas from time to time.

         "Unaffected Advance" means any Type of Advance specified by the applicable Borrower that is not a Type of Advance then subject to Conversion pursuant to Section 5.2, 5.3 or 5.4.

         "Unbilled Receivables" means accounts receivable arising from sales of the Domestic Borrower's or any of its Subsidiaries' Data Library, with respect to which work has been performed by such Borrower or such Subsidiary, goods have been shipped by such Borrower or such Subsidiary and such goods have been delivered to and received by the account debtor, but which, as provided by the payment schedule contained in the related License Agreement, cannot be billed to the account debtor until a future date, and which (a) as of any date, are billable within 365 days from such date, (b) are accounted for by such Borrower or such Subsidiary under GAAP as Unbilled Receivables, and (c) are included in the accounts receivable of such Borrower or such Subsidiary.

         "Veritas Australia" means Veritas DGC Australia Pty. Ltd., a company organized under the laws of Australia, and its successors and assigns.

         "Veritas Brazil" means Veritas do Brasil Ltda., a company organized under the laws of Brazil, and its successors and assigns.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Unless indicated otherwise, all references to amounts expressed in Dollars shall be deemed to refer also to the Equivalent Amounts thereof. All references in this Agreement and the Loan Documents to "fees, disbursements and expenses of counsel," "fees and expenses of legal counsel", "attorneys' fees" and similar expressions shall mean, with respect to counsel and attorneys of Foreign Agent, such fees, disbursements and expenses incurred and charged on a solicitor and his own client basis.

                                   ARTICLE II

                     Domestic Advances and Letters of Credit

         Section 2.1 Domestic Revolving Credit Commitments. Subject to the terms and conditions of this Agreement, each Domestic Bank severally agrees to make one or more Domestic Advances to the Domestic Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Domestic Revolving Credit Commitment, provided that the aggregate amount of all Domestic Advances at any time outstanding shall not exceed the aggregate of the Domestic Revolving Credit Commitments minus the outstanding Domestic Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Domestic Borrower may borrow, repay, and reborrow hereunder the aggregate amount of the Domestic Revolving Credit Commitments by means of Domestic Advances. Each Domestic Advance made by each Domestic Bank shall be made and maintained at such Bank's Principal Office.

         Section 2.2 The Domestic Revolving Credit Notes. The obligation of the Domestic Borrower to repay the Domestic Advances and interest thereon shall be evidenced by a Domestic Revolving Credit Note executed by the Domestic Borrower, payable to the order of each Domestic Bank, in the principal amount of such Bank's Domestic Revolving Credit

Commitment as originally in effect and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.7.

         Section 2.3 Repayment of Domestic Advances. The Domestic Borrower shall repay the unpaid principal amount of all Domestic Advances on the Revolving Credit Termination Date.

         Section 2.4 Interest. The unpaid principal amount of the Domestic Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, and (b) the Applicable Rate. If at any time the Applicable Rate for any Domestic Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Domestic Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Domestic Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Domestic Advance equals the aggregate amount of interest which would have accrued on such Domestic Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Domestic Advances shall be due and payable as follows:

                  (a) on each Payment Date; and

                  (b) on the Revolving Credit Termination Date.

Notwithstanding the foregoing, any outstanding principal of any Domestic Advance and (to the fullest extent permitted by law) any other amount payable by the Domestic Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section 2.5 Use of Proceeds. The proceeds of Domestic Advances shall be used by the Domestic Borrower (a) to refinance existing debt, (b) for general corporate purposes (including the purchase of fixed assets) in the ordinary course of business, and (c) in conjunction with using existing cash reserves or proceeds from any new debt or equity offering, to effect a partial or full pay-out of the Senior Notes so long as the pro-forma availability under the aggregate Revolving Credit Commitments is greater than $35,000,000 after giving effect to the pay-out.

         Section 2.6 Revolving Credit Commitment Fee. The Domestic Borrower agrees to pay to the Domestic Agent for the account of each Domestic Bank a commitment fee on the daily average unused amount of such Domestic Bank's Domestic Revolving Credit Commitment for the period from and including the date of this Agreement to and including the Revolving Credit Termination Date at the rate per annum equal to the Applicable Margin in effect on the date such payment is due, based on a 360 day year and the actual number of days elapsed. The accrued commitment fee shall be payable in arrears on each Quarterly Fee Payment Date and on the Revolving Credit Termination Date.

         Section 2.7 Reduction or Termination of Domestic Revolving Credit Commitment.

                  (a) The Domestic Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Domestic Revolving Credit Commitment upon at least three Business Days prior notice (which notice shall be irrevocable) to the Domestic Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided, however, that the Domestic Revolving Credit Commitment shall never be reduced below an amount equal to the aggregate outstanding Domestic Letter of Credit Liabilities. Each partial reduction shall be in the amount of $1,000,000 or a greater integral multiple of $500,000, and the Domestic Borrower shall simultaneously prepay the Domestic Advances by the amount by which the unpaid principal amount of the Domestic Advances plus the Domestic Letter of Credit Liabilities exceeds the Domestic Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Domestic Revolving Credit Commitment may not be reinstated after they have been terminated or reduced.

                  (b) If the Foreign Borrowers shall terminate the Foreign Revolving Credit Commitment in accordance with Section 3.7(a) hereof, the Domestic Borrower shall, concurrent with such termination, terminate the Domestic Revolving Credit Commitment in accordance with
         Section 2.7(a) hereof. If the Foreign Borrowers shall permanently reduce the Foreign Revolving Credit Commitment in accordance with
         Section 3.7(a) hereof, the Domestic Borrower shall, concurrent with such reduction, permanently reduce the Domestic Revolving Credit Commitment in accordance with Section 2.7(a) hereof by an amount equal to a percentage of the then effective Domestic Revolving Credit Commitment, which percentage shall be equal to the percentage that (i) the amount of the reduction to the Foreign Revolving Credit Commitment bears to (ii) the Foreign Revolving Credit Commitment in effect immediately prior to giving effect to such reduction.

         Section 2.8 Letters of Credit.

                  (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Revolving Credit Termination Date, the Domestic Issuing Banks agree to issue irrevocable standby or documentary letters of credit, for the account of the Domestic Borrower or any Domestic Guarantor; provided, however, that (i) the outstanding Domestic Letter of Credit Liabilities pursuant to Domestic Letters of Credit issued by Wells Fargo Bank Texas, N.A. shall not at any time exceed the Equivalent Amount of $15,000,000, (ii) the outstanding Domestic Letter of Credit Liabilities pursuant to Domestic Letters of Credit issued by Bank One, NA shall not at any time exceed the Equivalent Amount of $15,000,000, and (iii) the aggregate outstanding Domestic Letter of Credit Liabilities shall not at any time exceed the lesser of (A) the Equivalent Amount of $30,000,000, and (B) an amount equal to the Equivalent Amount of the aggregate amount of the Domestic Revolving Credit Commitment minus the outstanding Domestic Advances. The Existing

         Domestic Letter of Credit Liabilities are renewed under this Agreement and shall be included in any calculation of Domestic Letter of Credit Liabilities. In the event of an actual conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, then the terms and conditions of this Agreement shall prevail. Domestic Letters of Credit shall expire no later than the earlier of (y) 26 months after the date of issuance, or (z) one year after the Revolving Credit Termination Date, must be satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement.

                  (b) If the Revolving Credit Termination Date occurs prior to the expiration of any Domestic Letter of Credit, (i) each such Domestic Letter of Credit shall be replaced and returned to the Domestic Agent undrawn and marked "canceled" on or prior to the Revolving Credit Termination Date, (ii) the Domestic Borrower shall, on or before the Revolving Credit Termination Date, secure its obligations under such Domestic Letter of Credit with a back-to-back letter of credit that is in an amount equal to the face amount of such Domestic Letter of Credit, in form and substance, and issued by a financial institution, reasonably satisfactory to the Domestic Agent, or (iii) the Domestic Borrower shall, on or before the Revolving Credit Termination Date, deposit with and pledge to the Domestic Agent cash or Cash Equivalent Investments in an amount equal to the face amount of such Domestic Letter of Credit.

         Section 2.9 Swing Line Advances. For the convenience of the parties, the Domestic Agent, solely for its own account, may make any requested Domestic Advance under the Domestic Revolving Credit Commitment (which request must be made before 2:00 p.m. (Houston time) on the Business Day the Domestic Advance is to be made and may be telephonic if confirmed in writing within two Business
Days) in the minimum amount of $500,000 (or a greater integral multiple of $100,000) directly to the Domestic Borrower as a Swing Line Advance without requiring each other Domestic Bank to fund its Percentage thereof on such Business Day. Swing Line Advances are subject to the following conditions:

                  (a) Each Swing Line Advance must occur on a Business Day before the Revolving Credit Termination Date;

                  (b) The aggregate principal outstanding of all Swing Line Advances may not exceed $5,000,000; the aggregate principal outstanding of all Swing Line Advances, all other Domestic Advances under the Domestic Revolving Credit Commitment, and all Domestic Letter of Credit Liabilities may not exceed the aggregate Domestic Revolving Credit Commitments; and no Swing Line Advance shall be made which would cause the aggregate principal outstanding of all Domestic Advances (including Swing Line Advances) made by the Domestic Agent under the Domestic Revolving Credit Commitment to exceed the Domestic Agent's Domestic Revolving Credit Commitment;

                  (c) Each Swing Line Advance shall be paid in full by the Domestic Borrower no later than 10 days after such Swing Line

         Advance is made, and if such Swing Line Advance is not paid within such time, then such Swing Line Advance shall be paid by the funding of a Domestic Advance in accordance with Section 2.10; and

                  (d) Each Swing Line Advance is a Base Rate Advance.

         Section 2.10 Domestic Banks' Funding of Swing Line Advances as Domestic Advances. If the Borrower fails to repay any Swing Line Advance within 10 days after the making thereof, the Domestic Agent shall promptly notify the Domestic Banks of such failure and the unpaid amount, which notice shall, on behalf of the Domestic Borrower (and for such purpose the Domestic Borrower hereby irrevocably directs the Domestic Agent to act on its behalf), request each Domestic Bank to make, and each Domestic Bank hereby agrees to make, a Domestic Advance in an amount equal to such Bank's Percentage of the aggregate amount of such unpaid Swing Line Advance (each a "Refunded Swing Line Advance"), to repay the Domestic Agent. Each Domestic Bank shall make the amount of such Domestic Advance available to the Domestic Agent in immediately available funds, not later than 10:00 a.m. Houston time one Business Day after the date of such notice. The proceeds of such Domestic Advance shall be immediately made available to the Domestic Agent for application by the Domestic Agent to the repayment of the Refunded Swing Line Advance. The Domestic Borrower irrevocably authorizes the Domestic Agent to charge the Domestic Borrower's accounts with the Domestic Agent in order to immediately pay the amount of such Refunded Swing Line Advance to the extent amounts received from the Domestic Banks are not sufficient to repay in full such Refunded Swing Line Advance (with notice of such charge being provided to the Domestic Borrower, provided that the failure to give such notice shall not affect the validity of such charge). All such Refunded Swing Line Advances shall be subject to all provisions of this Agreement concerning Domestic Advances, except that such Domestic Advances shall be made without regard to satisfaction of the conditions precedent to Domestic Advances (including the existence of a Default or Event of Default). If prior to the time a Domestic Advance would otherwise have been made pursuant to this paragraph, Domestic Advances may not be made as contemplated by this paragraph, each Domestic Bank shall irrevocably and unconditionally purchase and receive from Domestic Agent a ratable participation in such Swing Line Advance and shall make available to Domestic Agent in immediately available funds its Percentage of such unpaid amount, together with interest from the date when its payment was due to, but not including, the date of payment. If a Domestic Bank does not promptly pay its amount upon Domestic Agent's demand, and until such Domestic Bank makes the required payment, Domestic Agent is deemed to continue to have outstanding a Swing Line Advance in the amount of such Domestic Bank's unpaid obligation. The Domestic Borrower shall make each payment of all or any part of any Swing Line Advance to Domestic Agent for the ratable benefit of Domestic Agent and those Domestic Banks who have funded their participations in Swing Line Advances under this section (but all interest accruing on Swing Line Advances before the funding date of any Domestic Advance to repay such Swing Line Advance or any participation is payable solely to Domestic Agent for its own account).

         Section 2.11 The Swing Line Note. The obligation of the Domestic Borrower to repay the Swing Line Advances and interest thereon shall be evidenced by the Swing Line Note in the principal amount of $5,000,000.

                                  ARTICLE III

         Foreign Advances; Foreign Letters of Credit and Bank Guaranties

         Section 3.1 Foreign Revolving Credit Commitments.

                  (a) Subject to the terms and conditions of this Agreement, each Foreign Bank severally agrees to make one or more Foreign Advances to the Foreign Borrowers from time to time from the date hereof to and including the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the Equivalent Amount of such Bank's Foreign Revolving Credit Commitment, provided that the aggregate amount of all Foreign Advances at any time outstanding shall not exceed the Equivalent Amount of the Adjusted Foreign Revolving Credit Commitments minus the outstanding Foreign Letter of Credit Liabilities, notwithstanding the Foreign Revolving Credit Commitment of each Foreign Bank. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Foreign Borrowers may borrow, repay, and reborrow hereunder the Equivalent Amount of the Adjusted Foreign Revolving Credit Commitments by means of Foreign Advances. Each Foreign Advance made by each Foreign Bank shall be made and maintained at such Bank's Principal Office.

                  (b) The obligations of the Foreign Banks to the Foreign Borrowers shall be limited as follows:

                           (i) the Canadian Banks shall have no obligation to
                  make Advances to the U.K. Borrower; and

                           (ii) the U.K. Bank shall have no obligation to make
                  Advances to any Canadian Borrower.

         Section 3.2 The Foreign Revolving Credit Notes. The joint and several obligation of the Canadian Borrowers to repay their Foreign Advances and interest thereon shall be evidenced by a Foreign Revolving Credit Note executed by the Canadian Borrowers, payable to the order of each Canadian Bank, in the principal amount of such Bank's Foreign Revolving Credit Commitment as originally in effect and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.7. The obligation of the U.K. Borrower to repay its Foreign Advances and interest thereon shall be evidenced by a Foreign Revolving Credit Note executed by the U.K. Borrower, payable to the order of U.K. Bank, in the principal amount of U.K. Bank's Foreign Revolving Credit Commitment as originally in effect and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.7.

         Section 3.3 Repayment of Foreign Advances. The Foreign Borrowers shall repay the unpaid principal amount of all Foreign Advances on the Revolving Credit Termination Date.

         Section 3.4 Interest. The unpaid principal amount of the Foreign Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, and (b) the Applicable Rate. If at any time the Applicable Rate for any Foreign Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Foreign Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Foreign Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Foreign Advance equals the aggregate amount of interest which would have accrued on such Foreign Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Foreign Advances shall be due and payable as follows:

                  (a) on each Payment Date; and

                  (b) on the Revolving Credit Termination Date.

Notwithstanding the foregoing, any outstanding principal of any Foreign Advance and (to the fullest extent permitted by law) any other amount payable by the Foreign Borrowers under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section 3.5 Use of Proceeds. The proceeds of Foreign Advances shall be used by the Foreign Borrowers (a) to refinance existing debt, and (b) for general corporate purposes (including the purchase of fixed assets) in the ordinary course of business.

         Section 3.6 Revolving Credit Commitment Fees.

                  (a) The Foreign Borrowers jointly and severally agree to pay to the Foreign Agent or U.K. Bank, as the case may be, for the account of each applicable Foreign Bank in accordance with clauses (b) and (c) of this Section 3.6, a commitment fee on the daily average unused amount of the Adjusted Foreign Revolving Credit Commitment for the period from and including the date of this Agreement to and including the Revolving Credit Termination Date at the rate per annum equal to the Applicable Margin in effect on the date such payment is due, based on a 360 day year and the actual number of days elapsed. The accrued commitment fee shall be payable in arrears on each Quarterly Fee Payment Date and on the Revolving Credit Termination Date.

                  (b) (i) If the daily average of the U.K. Obligations for the applicable period is greater than or equal to 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, then the entire fee described in clause (a) of this Section 3.6 shall be paid for the account of the Canadian Banks; and

                           (ii) if the daily average of the U.K. Obligations for the applicable period is less than 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, then the portion, if any, of the fee described in clause (a) of this Section 3.6 to be paid for the account of the Canadian Banks shall be based on the amount by which (A) 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment exceeds (B) the daily average of the Canadian Obligations for the applicable period.

                  (c) (i) If the daily average of the Canadian Obligations for the applicable period is greater than or equal to 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, then the entire fee described in clause (a) of this Section 3.6 shall be paid for the account of the U.K. Bank; and

                           (ii) if the daily average of the Canadian Obligations for the applicable period is less than 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, then the portion, if any, of the fee described in clause (a) of this Section 3.6 to be paid for the account of the U.K. Bank shall be based on the amount by which (i) 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment exceeds (ii) the daily average of the U.K. Obligations for the applicable period.

                  (d) The parties hereto acknowledge and agree that if the daily average of the U.K. Obligations for the applicable period is less than or equal to 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, and the daily average of the Canadian Obligations for the applicable period is less than or equal to 50% of the Adjusted Foreign Revolving Credit Commitment as of the date of such payment, then the fee described in clause (a) of this Section 3.6 shall be paid for the account of each of the Canadian Banks and the U.K. Bank in accordance with clauses (b)(ii) and (c)(ii) of this Section 3.6.

         Section 3.7 Reduction or Termination of Foreign Revolving Credit Commitment.

                  (a) The Foreign Borrowers shall have the right to terminate in whole or reduce in part the unused portion of the Foreign Revolving Credit Commitment upon at least three Business Days prior notice (which notice shall be irrevocable) to the Foreign Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided, however, that the Foreign Revolving Credit Commitment shall never be reduced below an amount equal to the aggregate outstanding Foreign Letter of Credit Liabilities. Each partial reduction shall be in the Equivalent Amount of $1,000,000 or a greater integral multiple of the Equivalent Amount of $500,000, and the Borrower shall simultaneously prepay the Foreign Advances by the amount by which the unpaid principal amount of the Foreign Advances plus the Foreign Letter of Credit Liabilities exceeds the Foreign Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Foreign Revolving Credit Commitment may not be reinstated after they have been terminated or reduced.

                  (b) If the Domestic Borrower shall terminate the Domestic Revolving Credit Commitment in accordance with Section 2.7(a) hereof, the Foreign Borrowers shall, concurrent with such termination, terminate the Foreign Revolving Credit Commitment in accordance with
         Section 3.7(a) hereof. If the Domestic Borrower shall permanently reduce the Domestic Revolving Credit Commitment in accordance with
         Section 2.7(a) hereof, the Foreign Borrowers shall, concurrent with such reduction, permanently reduce the Foreign Revolving Credit Commitment in accordance with Section 3.7(a) hereof by an amount equal to a percentage of the then effective Foreign Revolving Credit Commitment, which percentage shall be equal to the percentage that (i) the amount of the reduction to the Domestic Revolving Credit Commitment bears to (ii) the Domestic Revolving Credit Commitment in effect immediately prior to giving effect to such reduction.

         Section 3.8 Foreign Letters of Credit; Bank Guaranties.

                  (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein and in the Letter of Credit Agreements, prior to the Revolving Credit Termination Date, the Foreign Issuing Bank agrees to issue irrevocable standby or documentary letters of credit, for the account of any Foreign Borrower; provided, however, that the outstanding Foreign Letter of Credit Liabilities shall not at any time exceed the lesser of (i) the Equivalent Amount of $10,000,000, and (ii) an amount equal to the Equivalent Amount of the Adjusted Foreign Revolving Credit Commitment minus the outstanding Foreign Advances. In the event of an actual conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, then the terms and conditions of this Agreement shall prevail. Foreign Letters of Credit shall expire no later than the earlier of (y) 26 months after the date of issuance, or (z) one year after the Revolving Credit Termination Date, must be satisfactory in form to the Issuing Bank, and must be issued pursuant to a Letter of Credit Agreement.

                  (b) At the sole discretion of Bank Guarantor, and subject to, and upon the terms, conditions, covenants and agreements contained herein, prior to the Revolving Credit Termination Date, each Bank Guarantor that is a Foreign Bank may issue Bank Guaranties for the account of any Foreign Borrower in form acceptable to such Bank Guarantor in its sole discretion; provided, however, that such Bank Guarantor shall have no obligation to issue any Bank Guaranty; and provided, further, that the outstanding Foreign Letter of Credit Liabilities shall not at any time exceed the lesser of (i) the Equivalent Amount of $10,000,000, and (ii) an amount equal to the Equivalent Amount of the Adjusted Foreign Revolving Credit Commitment minus the outstanding Foreign Advances.

                  (c) Each payment by the Bank Guarantor under a Bank Guaranty shall constitute and be deemed a Foreign Advance by (i) each Canadian Bank in its Percentage of the Adjusted Foreign Revolving Credit Commitment to the Canadian Borrowers, or (ii) the U.K. Bank to the U.K. Borrower, as the case may be, under such Bank's Foreign Revolving Credit Note and this Agreement as of the day and time such payment is made by the Bank Guarantor and in the Equivalent Amount of the aggregate amount of such payment in Dollars.

                  (d) If the Revolving Credit Termination Date occurs prior to the expiration of any Foreign Letter of Credit, (i) each such Foreign Letter of Credit shall be replaced and returned to the Foreign Agent undrawn and marked "canceled" on or prior to the Revolving Credit Termination Date, (ii) the applicable Foreign Borrower or Foreign Guarantor shall, on or before the Revolving Credit Termination Date, secure its obligations under such Foreign Letter of Credit with a back-to-back letter of credit that is in an amount equal to the face amount of such Foreign Letter of Credit, in form and substance, and issued by a financial institution, reasonably satisfactory to the Foreign Agent, or (iii) the applicable Foreign Borrower or Foreign Guarantor shall, on or before the Revolving Credit Termination Date, deposit with and pledge to the Foreign Agent cash or cash equivalent investments in an amount equal to the face amount of such Foreign Letter of Credit.

         Section 3.9 Nature of Canadian Obligations. The Canadian Borrowers are jointly and severally liable for the Canadian Obligations. The failure of either Canadian Borrower to perform its obligations under any of the Loan Documents shall not affect the obligations of the other Canadian Borrower, and the effectiveness of the Loan Documents shall not be revoked or impaired as to either Canadian Borrower by any contingency affecting the other Canadian Borrower, by the revocation or release of any obligation thereunder of either Canadian Borrower, by any time or any indulgence granted to either Canadian Borrower, or by any variation or amendment to the terms of any of the Loan Documents.

                                   ARTICLE IV

                 Borrowing Procedure: Payments; Facilities Fees;
       Matters Related to Letters of Credit; Matters Related to Advances;
                   Designation of Additional Guarantors, Etc.

         Section 4.1 Borrowing Procedure. The Domestic Borrower shall give the Domestic Agent notice by means of a Domestic Advance Request Form of each requested Domestic Advance (other than Swing Line Advances), the Canadian Borrowers shall give the Foreign Agent notice, and the U.K. Borrower shall give the U.K. Bank notice (with a copy to the Foreign Agent), by means of a Foreign Advance Request Form of each requested Foreign Advance, at least one Business Day before the requested date of a Base Rate Advance, and at least three (3) Business Days before the requested date of a LIBOR Advance or an Alternate Currency Advance, specifying: (a) the requested date of such Advance (which shall be a Business Day),

(b) the amount of such Advance, (c) the Type of the Advance, (d) in the case of a LIBOR Advance or an Alternate Currency Advance, the duration of the Interest Period for such Advance, and (e) in the case of an Alternate Currency Advance, the requested Alternate Currency, it being agreed that (i) all such Advances being made on any one day shall be made in the same currency, (ii) the U.K. Borrower shall not request Alternate Currency Advances denominated in Canadian dollars, and (iii) the Canadian Borrowers shall not request Alternate Currency Advances denominated in British pound sterling. The Agents and the U.K. Bank at their option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agents' or U.K. Bank's right to delivery of the appropriate Advance Request Form in connection with subsequent advances. Any telephonic request for an Advance by any Borrower shall be promptly followed by submission of a properly completed Advance Request Form to the applicable Agent or U.K. Bank (with a copy to the Foreign Agent). Each Advance shall be in a minimum principal amount of $500,000 (or the Equivalent Amount thereof) or a greater integral multiple of $100,000. The applicable Agent or U.K. Bank, as the case may be, shall promptly notify each applicable Bank of the contents of each such notice. Not later than 11:00 a.m. Houston, Texas time on the date specified for each Domestic Advance hereunder, and not later than 10:00 a.m., Calgary, Alberta time on the date specified for each Foreign Advance to a Canadian Borrower, each applicable Bank will make available to the applicable Agent at its Principal Office in immediately available funds, for the account of the applicable Borrower, its Percentage of each Advance. After the applicable Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, such Agent will make each such Advance available to the applicable Borrower by depositing the same, in immediately available funds, in an account of such Borrower (designated by such Borrower) maintained with the applicable Agent at its Principal Office. All notices under this Section shall be irrevocable and shall be given not later than 11:00 a.m. Houston, Texas, time for each Domestic Advance, not later than 10:00 a.m., Calgary, Alberta time for each Foreign Advance to a Canadian Borrower, and not later than 11:00 a.m., London time for each Foreign Advance to the U.K. Borrower, on the day which is not less than the number of Business Days specified above for such notice. Solely with respect to Advances requested by U.K. Borrower, U.K. Bank will, after receipt of the applicable notice from U.K. Borrower, make each such Advance available to U.K. Borrower by depositing the same, in immediately available funds, in an account of U.K. Borrower (designated by U.K. Borrower) maintained with U.K. Bank at its Principal Office.

         Section 4.2 Method of Payment.

                  (a) All payments of principal, interest, and other amounts to be made by the Borrowers (other than U.K. Borrower) under this Agreement and the other Loan Documents shall be made to the applicable Agent at its Principal Office for the account of each applicable Bank's Principal Office with respect to amounts to be paid in respect of Advances, in the currency in which the applicable Advance was originally made, and in immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 a.m., Houston, Texas time on the date on which such payment of Domestic Obligations shall become due, and not later than 10:00 a.m., Calgary, Alberta time on the date on which such payment of Foreign Obligations owed directly by a Canadian

         Borrower shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The applicable Borrower shall, at the time of making each such payment, specify to the applicable Agent the sums payable by such Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that such Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the applicable Agent may apply such payment to the applicable Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.5 hereof and the Collateral Agency Agreement). Each payment received by Agents under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Principal Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

                  (b) All payments of principal, interest, and other amounts to be made by U.K. Borrower under this Agreement and the other Loan Documents shall be made to the U.K. Bank at its Principal Office for the account of U.K. Bank's Principal Office with respect to amounts to be paid in respect of Advances, in the currency in which the applicable Advance was originally made, and in immediately available funds, without setoff, deduction, or counterclaim, and not later than 11:00 a.m., London time on the date on which such payment of U.K. Obligations shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
         Day). U.K. Borrower shall, at the time of making each such payment, specify to U.K. Bank the sums payable by U.K. Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that U.K. Borrower fails to so specify, or if an Event of Default has occurred and is continuing, U.K. Bank may apply such payment to the U.K. Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.5 hereof and the Collateral Agency Agreement). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 4.3 Voluntary Prepayment. The Borrowers may prepay the Advances in whole at any time or from time to time in part without premium or penalty; provided that each partial prepayment shall be in the principal amount of $500,000.00 (or the Equivalent Amount thereof) or an integral multiple thereof and provided further that no such prepayment shall relieve the Borrowers of their respective obligations under Section 5.2 or 5.6 hereof.

         Section 4.4 Mandatory Prepayment. If Foreign Agent ever determines in its reasonable discretion that, as a result of fluctuations in exchange rates, the Equivalent Amount of the aggregate amount of outstanding Foreign Advances and Foreign Letter of Credit Liabilities ever exceeds the Foreign Revolving Credit Commitment, then, upon demand, Foreign Borrowers shall jointly and severally (a) make a mandatory prepayment of the Foreign Advances or (b) provide cash collateral with respect to Foreign Letters of Credit, or both, in an amount equal to such excess. Any Foreign Bank may request that Foreign Agent determine, in which event Foreign Agent shall promptly determine, the Equivalent Amount of the aggregate amount of outstanding Foreign Advances and Foreign Letter of Credit Liabilities for purposes of this
Section 4.4.

         Section 4.5 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each Advance shall be made by the applicable Banks pro rata in accordance with their respective Percentages, (b) each payment of fees under
Section 2.6, Section 3.6 and letter of credit fees under Section 4.14(a) shall be made for the account of the applicable Banks pro rata in accordance with their respective Percentages, (c) each termination or reduction of the Revolving Credit Commitments under Section 2.7 or 3.7 shall be applied to the Domestic Revolving Credit Commitments or the Foreign Revolving Credit Commitments, as applicable, pro rata according to the respective unused Domestic Revolving Credit Commitments or Foreign Revolving Credit Commitments, (d) each Letter of Credit and Bank Guaranty shall be deemed participated in by the applicable Banks, pro rata in accordance with their respective Percentages; and (e) each payment and prepayment of principal of or interest on the Domestic Advances or the Foreign Advances by the Borrowers shall be made to the applicable Agent for the account of the applicable Banks pro rata in accordance with the respective unpaid principal amounts of the Domestic Advances or the Foreign Advances, as the case may be, held by such Banks.

         Section 4.6 Non-Receipt of Funds by the Agents. Unless the applicable Agent shall have been notified by a Bank or the applicable Borrower (the "Payor") prior to the date on which such Bank is to make payment to such Agent of the proceeds of an Advance to be made or participated in as applicable, by it hereunder or such Borrower is to make a payment to such Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to such Agent, such Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to such Agent, the recipient of such payment shall, on demand, pay to such Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by such Agent until the date such Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 4.7 Taxes.

                  (a) Each Domestic Bank that is not incorporated under the laws of the United States of America or a state thereof (a "Non-U.S. Domestic Bank") agrees that it will deliver to the Domestic Borrower and the Domestic Agent, at the time or times prescribed by applicable law, two duly completed copies of Form W-8BEN or W-8ECI, certifying in either case that such Bank is entitled to receive payments from the Domestic

         Borrower under any Loan Document without deduction or withholding of any United States federal income or backup withholding taxes. Each Bank which so delivers a Form W-8BEN or W-8ECI further undertakes to deliver to the Domestic Borrower and the Domestic Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Domestic Borrower or the Domestic Agent, in each case certifying that such Bank is entitled to receive payments from the Domestic Borrower under any Loan Document without deduction or withholding of any United States federal income or backup withholding taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Domestic Borrower and the Domestic Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

                  (b) Each Foreign Bank (other than Canadian Banks) agrees that it will deliver to the applicable Foreign Borrower and the Foreign Agent, at the time or times prescribed by applicable law, two duly completed copies of such documentation prescribed by applicable law as will entitle such Bank to receive payments from such Foreign Borrower under any Loan Document without deduction or withholding of any Taxes imposed by the jurisdiction where such Foreign Borrower is located. Each Bank which so delivers such documentation further undertakes to deliver to such Foreign Borrower and the Foreign Agent two additional copies of such documentation on or before the date such documentation expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent documentation so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by such Foreign Borrower or the Foreign Agent, in each case certifying that such Bank is entitled to receive payments from such Foreign Borrower under any Loan Document without deduction or withholding of any Taxes imposed by the jurisdiction where such Foreign Borrower is located, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such documentation inapplicable or which would prevent such Bank from duly completing and delivering any such documentation with respect to it and such Bank advises such Foreign Borrower and the Foreign Agent that it is not capable of receiving such payments without any deduction or withholding of any Taxes imposed by the jurisdiction where such Foreign Borrower is located.

                  (c) All payments by the Borrowers to or for the account of any Bank or any Agent under any Loan Document shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank or any Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.7) such Bank or

         Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions, (iii) the applicable Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (iv) the applicable Borrower shall furnish to the applicable Agent the original copy of a receipt or other documentation reasonably acceptable to the applicable Agent evidencing payment thereof within 30 days after such payment is made.

                  (d) In addition, the Borrowers hereby agree to pay any present or future stamp or documentary taxes and any other excise taxes, charges or similar levies imposed by any Governmental Authority which directly arise from any payment under any Loan Document or from the execution or delivery of any Loan Document ("Other Taxes").

                  (e) The Borrowers hereby agree to indemnify the Agents and each Bank for the full amount of Taxes (including, without limitation, any such Taxes or Other Taxes imposed on amounts payable under this
         Section 4.7) paid by the Agents or such Bank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto in connection with the Loan Documents. Payments due under this indemnification shall be made within 30 days of the date the applicable Agent or such Bank makes demand therefor. In connection therewith, each Bank shall deliver a written statement of such Bank to the applicable Borrower (with a copy to the applicable Agent) as to the amount due, if any, under this Section 4.7. Such written statement shall set forth in reasonable detail the calculations upon which such Bank determined such amount and shall be final, conclusive and binding on the applicable Borrower in the absence of manifest error

                  (f) For any period during which a Non-U.S. Domestic Bank or a Foreign Bank (other than Canadian Banks) has failed to provide the Domestic Borrower or the appropriate Foreign Borrower, as the case may be, with an appropriate form or documentation pursuant to clause (a) or
         (b) of this Section 4.7 (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, occurring subsequent to the date on which a form or renewal form was required to be provided), such Non-U.S. Domestic Bank or applicable Foreign Bank, as the case may be, shall not be entitled to indemnification under this
         Section 4.7 with respect to taxes imposed by the applicable jurisdiction; provided that, should a Non-U.S. Domestic Bank or a Foreign Bank (other than Canadian Banks) which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (a) or
         (b) of this Section 4.7, the Domestic Borrower or the appropriate Foreign Borrower, as the case may be, shall take (at the sole cost and expense of such Non-U.S. Bank or Foreign Bank) such steps as such Non-U.S. Domestic Bank or Foreign Bank shall reasonably request to assist such Non-U.S. Domestic Bank or Foreign Bank to recover such Taxes.

                  (g) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments under this Agreement or any Revolving Credit Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrowers (with a copy to the Agents), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  (h) If the U.S. Internal Revenue Service or any other Governmental Authority of the United States or any other country or any political subdivision thereof asserts a claim that an Agent did not properly withhold Tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or properly completed, because such Bank failed to notify the such Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Bank shall indemnify such Agent fully for all amounts paid, directly or indirectly, by Agent as Tax, withholding therefor, or otherwise, including penalties and interest, and including Taxes imposed by any jurisdiction on amounts payable to such Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for such Agent, which attorneys may be employees of such Agent). The obligations of the Banks under this Section 4.7(h) shall survive the payment of the Obligations and termination of this Agreement.

                  (i) If any Borrower is required pursuant to this Section 4.7 to make any additional payment to any Bank, the Domestic Borrower may elect, if such amounts continue to be charged, to replace such Bank as a Bank party to this Agreement; provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) an Eligible Assignee which is reasonably satisfactory to the Domestic Borrower and the Agents shall agree, as of such date, to purchase for cash the Revolving Credit Advances and other Obligations due to such Bank pursuant to an Assignment and Acceptance and to become a Bank for all purposes under this Agreement and to assume all obligations of the replaced Bank as of such date and to comply with the requirements of this Agreement applicable to assignments, and (ii) the applicable Borrower shall pay to such replaced Bank in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Bank by the applicable Borrower hereunder to and including the date of termination, including without limitation payments due to such replaced Bank under this Section 4.7, and (B) an amount, if any, equal to the payment which would have been due to such Bank on the day of such replacement under Section 5.6 had the Revolving Credit Advances of such Bank been prepaid on such date rather than sold to the replacement Bank.

         Section 4.8 Computation of Interest. Interest on the Advances and all other amounts payable by the Borrowers hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 4.9 Conversions and Continuation. The Borrowers shall have the right from time to time to Convert all or part of an Advance of one Type into an Advance of another Type or to Continue LIBOR Advances or Alternate Currency Advances of one Type as Advances of the same Type by giving the applicable Agent written notice at least one (l) Business Day before Conversion into a Base Rate Advance, and at least three (3) Business Days before Conversion into or Continuation of a LIBOR Advance or Alternative Currency Advances, specifying:
(a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into, (d) in the case of Alternate Currency Advances, the requested Alternate Currency, and (e) in the case of a Continuation of or Conversion into a LIBOR Advance or Alternate Currency Advance, the duration of the Interest Period applicable thereto; provided that (i) LIBOR Advances and Alternate Currency Advances may only be Converted on the last day of the applicable Interest Period, and (ii) except for Conversions into Base Rate Advances, no Conversions shall be made while a Default or an Event of Default has occurred and is continuing. All notices under this Section shall be irrevocable and shall be given not later than 11:00 a.m. Houston, Texas time for Domestic Advances, not later than 10:00 a.m., Calgary, Alberta time for Foreign Advances to a Canadian Borrower, and not later than 11:00 a.m., London time for Foreign Advances to the U.K. Borrower, on the day which is not less than the number of Business Days specified above for such notice. If the applicable Borrower shall fail to give the applicable Agent the notice as specified above for Continuation or Conversion of a LIBOR Advance or Alternate Currency Advances prior to the end of the Interest Period with respect thereto, such LIBOR Advance or Alternate Currency Advance shall be Converted automatically into a Base Rate Advance on the last day of the then current Interest Period for such LIBOR Advance or Alternate Currency Advance.

         Section 4.10 Limitation on Foreign Borrowers and Domestic Guarantors, Liability for the Obligations. Notwithstanding any provision of this Agreement or any other Loan Documents to the contrary, (a) no Foreign Borrower or any Guarantor shall be liable for any Obligations in excess of the sum of (i) the Secured Obligations plus (ii) Permitted Subsidiary Indebtedness, and (b) no Foreign Borrower or Foreign Guarantor shall be liable for any of the Domestic Obligations.

         Section 4.11 Application of Payments. If an Event of Default has occurred, all principal payments shall first be applied to that principal portion of the Obligations that does not constitute Secured Obligations, but neither the Agents nor any Bank shall be required to keep any separate records in respect thereof, and this agreement regarding application shall apply automatically.

         Section 4.12 Letter of Credit Procedure.

                  (a) Issuance. Each Letter of Credit shall be issued upon receipt by the Issuing Bank of a written request of the applicable Borrower (a "Credit Request"), together with a duly executed Letter of Credit Agreement, not later than 11:00 a.m. Houston, Texas time, for Domestic Letters of Credit, not later than 10:00 a.m., Calgary, Alberta time for Foreign Letters of Credit issued in respect of a Canadian Borrower, and not later than

         11:00 a.m., London time for Foreign Letters of Credit issued in respect of the U.K. Borrower, three Business Days prior to the date set for the issuance of such Letter of Credit. Each Credit Request shall contain or specify, among other things:

                           (i) the proposed date of the issuance of the Letter
                  of Credit, which shall be a Business Day;

                           (ii) the stated amount and the requested currency of
                  the Letter of Credit;

                           (iii) the date of expiration of the Letter of Credit;

                           (iv) the name and address of the beneficiary of the
                  Letter of Credit;

                           (v) the documents to be presented by the beneficiary
                  of the Letter of Credit in case of any drawing thereunder;

                           (vi) the full text of any certificate to be presented
                  by the beneficiary in case of any drawing thereunder; and

                           (vii) the purpose of the Letter of Credit.

         Promptly upon receipt of a request for a Letter of Credit and prior to issuance thereof, the applicable Issuing Bank shall give written notice to the applicable Agent of the proposed terms and conditions of such Letter of Credit and shall not issue such Letter of Credit until such Agent confirms that the conditions precedent to such issuance have been satisfied. Promptly upon issuance of any Letter of Credit, the applicable Issuing Bank shall provide to the applicable Agent a copy of the executed Letter of Credit if the applicable Agent so requests.

                  (b) Payments. Issuing Bank shall promptly notify the applicable Agent and the applicable Borrower of the date and amount of any draft presented for honor under any Letter of Credit (but failure to give notice will not affect the applicable Borrower's obligations under this Agreement). Issuing Bank shall pay the requested amount upon presentment of a draft unless presentment on its face does not strictly comply with the terms of the applicable Letter of Credit. When making payment, Issuing Bank may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Issuing Bank is not liable for any of those obligations). The Obligated Parties' reimbursement obligations to Issuing Bank and Banks, and each Bank's obligations to Issuing Bank, under this section are absolute and unconditional irrespective of, and Issuing Bank is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Obligated Party with or any Obligated Party's claims, setoffs, defenses, counterclaims, or other rights against Issuing Bank, any Bank, or any other Person, or (iii) the occurrence of any Default or Event of Default. However, nothing in this Agreement constitutes a waiver of the applicable Borrower's rights to assert any claim or defense against the Issuing Bank, and such Issuing Bank may be liable to the Borrowers to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which they prove were caused by (A) such Issuing Bank's gross negligence or willful misconduct or (B) payment of the relevant Letter of Credit on a presentation that does not appear on its face strictly to comply with the terms and conditions of such Letter of Credit. Issuing Bank shall promptly pay to the applicable Agent for the applicable Agent to promptly distribute reimbursement payments received from the applicable Borrower to all of the applicable Banks according to their Percentages.

                  (c) Reimbursement Obligation of the Borrower. To induce Issuing Banks to issue and maintain Letters of Credit, and to induce Banks to participate in issued Letters of Credit (other than those issued in respect of the U.K. Borrower), the Borrowers agree that the applicable Borrower shall pay or reimburse Issuing Bank (or cause another Obligated Party to pay or reimburse Issuing Bank) (i) the amount paid by Issuing Bank (A) prior to 4:00 p.m. Houston, Texas time, for Domestic Letters of Credit, prior to 3:00 p.m., Calgary, Alberta time for Foreign Letters of Credit issued in respect of a Canadian Borrower, and not later than 3:00 p.m., London time for Foreign Letters of Credit issued in respect of the U.K. Borrower, on the first Business Day after the applicable Borrower receives notice from Issuing Bank that it has made payment under a Letter of Credit if such notice is received prior to 10:00 a.m. Houston, Texas time, for Domestic Letters of Credit, prior to 9:00 a.m., Calgary, Alberta time for Foreign Letters of Credit issued in respect of a Canadian Borrower, or prior to 10:00 a.m., London time for Foreign Letters of Credit issued in respect of the U.K. Borrower or (B) prior to 4:00 p.m. Houston, Texas time, for Domestic Letters of Credit, prior to 3:00 p.m., Calgary, Alberta time for Foreign Letters of Credit issued in respect of a Canadian Borrower, or prior to 3:00 p.m., London time for Foreign Letters of Credit issued in respect of the U.K. Borrower, on the second Business Day after the applicable Borrower receives notice from Issuing Bank that it has made payment under a Letter of Credit if such notice is received after 10:00 a.m. Houston, Texas time, for Domestic Letters of Credit, after 9:00 a.m., Calgary, Alberta time for Foreign Letters of Credit issued in respect of a Canadian Borrower, or after 10:00 a.m., London time for Foreign Letters of Credit issued in respect of the U.K. Borrower, and
         (ii) on demand, the amount of any additional fees Issuing Bank customarily charges for amending Letter of Credit Agreements, for honoring drafts under Letters of Credit, and for taking similar action in connection with letters of credit. If the applicable Borrower or another Obligated Party has not reimbursed Issuing Bank for any drafts paid by the date on which reimbursement is required under this section, then the applicable Agent or U.K. Bank, as the case may be, is irrevocably authorized to fund the applicable Borrower's reimbursement obligations as a Base Rate Advance if proceeds are available under the applicable Revolving Credit Commitment and if the conditions in this Agreement for such an Advance (other than any notice requirements or minimum funding amounts) have, to the applicable Agent's or U.K. Bank's knowledge, as the case may be, been satisfied. The proceeds of that Advance shall be advanced directly to Issuing Bank to pay the applicable Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the applicable Revolving Credit Commitment, then the applicable Borrower's reimbursement obligation shall constitute a demand obligation. From the date that Issuing Bank pays a draft under a Letter of Credit until the applicable Borrower or another Obligated Party either reimburses or is obligated to reimburse Issuing Bank for that draft under this section, the amount of that draft bears interest payable to Issuing Bank at the rate then applicable to Base Rate Advances. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base Rate Advance), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.

                  (d) Obligation of Banks. If an Obligated Party fails to reimburse Issuing Bank as provided herein by the date on which reimbursement is due hereunder, and funds cannot be advanced under the applicable Revolving Credit Commitment to satisfy the reimbursement obligations, then, solely with respect to Letters of Credit not issued to U.K. Borrower by U.K. Bank, the applicable Agent shall promptly notify each applicable Bank of such failure, of the date and amount paid, and of each applicable Bank's Percentage of the unreimbursed amount. Each applicable Bank shall promptly and unconditionally make available to the applicable Agent in immediately available funds its Percentage of the unpaid reimbursement obligation, subject to the limitations of Section 2.1 or Section 3.1, as applicable. Funds are due and payable to the applicable Agent before the close of business on the Business Day when the applicable Agent gives notice to each applicable Bank of such reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any applicable Bank accrue interest after the due date at the Federal Funds Rate from the day the applicable draft or draw is paid by the applicable Agent to (but not including) the date the amount is paid by the applicable Bank to the applicable Agent. Upon receipt of those funds, the applicable Agent shall make them available to Issuing Bank.

                  (e) Duties of Issuing Bank. Each Issuing Bank agrees with each Borrower and each Bank that it will exercise and give the same care and attention to each Letter of Credit as it gives to its other letters of credit. Each Bank and the Borrowers agree that, in paying any draft under any Letter of Credit, Issuing Bank has no responsibility to obtain any document (other than any documents expressly required by the respective Letter of Credit) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. In honoring or dishonoring any presentation under a Letter of Credit, the applicable Issuing Bank agrees to observe at least the standard of practice of financial institutions that regularly issue letters of credit. Neither Issuing Bank nor its representatives will be liable to any Bank or any Obligated Party for any Letter of Credit's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Issuing Bank or any of its representatives in connection with any Letter of Credit, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable laws and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Obligated Parties and Banks and, except as expressly provided herein, does not place Issuing Bank or any of its representatives under any resulting liability to any Obligated Party or any Bank. Agents are not liable to any Obligated Party or any Bank for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Issuing Bank or its representative in connection with any Letter of Credit.

         Section 4.13 Amendments to Letters of Credit. Any request for amendment to or extension of the expiry date of any previously issued Letter of Credit shall be submitted pursuant to a Credit Request by the applicable Borrower to the Issuing Bank not later than three Business Days prior to the date of the proposed amendment or extension. The Issuing Bank shall not amend or extend the expiry date of any Letter of Credit if the issuance of a new Letter of Credit having the same terms and conditions as such Letter of Credit as so amended or extended would be prohibited by any provision of this Agreement.

         Section 4.14 Letter of Credit Fees. The Borrowers agree in all instances, to pay (a) to the Domestic Agent with respect to Domestic Letters of Credit and to the Foreign Agent or U.K. Bank, as applicable, with respect to Foreign Letters of Credit, a non-refundable letter of credit fee, due and payable quarterly in arrears on each Quarterly Fee Payment Date and on the Revolving Credit Termination Date, for the account of the applicable Banks (except that with respect to Letters of Credit issued to U.K. Borrower by U.K. Bank, such fee shall be paid by the U.K. Borrower to the U.K Bank), which fee shall be equal to a percentage of the Applicable Margin for LIBOR Advances on the date of payment multiplied by the Equivalent Amount of the face amount of each Letter of Credit (with a $300 minimum letter of credit fee per Letter of Credit issued), and based on a year of 360 days, which percentage shall be equal to 100% for standby Letters of Credit and 50% for documentary Letters of Credit,
(b) a fronting fee, due and payable on the date of issuance of any Letter of Credit, for the sole account of the Issuing Bank, which fee shall be equal to 0.125% per annum of the face amount of each such Letter of Credit, and (c) solely for the account of the Issuing Bank, other administrative fees customarily charged by the Issuing Bank and agreed to by the applicable Borrower in connection with the issuance, amendment, or renewal of, or honoring of drafts under, Letters of Credit.

         Section 4.15 Participation by Banks. By the issuance of any Letter of Credit or Bank Guaranty (except those issued to U.K. Borrower by U.K. Bank) and without any further action on the part of the Issuing Bank or any of the Banks in respect thereof, the Issuing Bank (in the case of a Letter of Credit) or Bank Guarantor (in the case of a Bank Guaranty) hereby grants to each applicable Bank and each applicable Bank hereby agrees to acquire from the Issuing Bank or the Bank Guarantor a participation in each such Letter of Credit or Bank Guaranty and the related Letter of Credit Liabilities, effective upon the issuance thereof without recourse or warranty, equal to such Bank's Percentage of such Letter of Credit or Bank Guaranty and Letter of Credit Liabilities. The Issuing Bank shall provide a copy of each Letter of Credit and Bank Guaranty to each other applicable Bank promptly after issuance. This agreement to grant and acquire participations is an agreement between the Issuing Bank, the Bank Guarantor and the

Banks, and neither the Borrowers nor any beneficiary of a Letter of Credit or Bank Guaranty shall be entitled to rely thereon. The Borrowers agree that each Bank purchasing a participation from the Issuing Bank pursuant to this Section
4.15 may exercise all its rights to payment against the applicable Borrower including the right of setoff, with respect to such participation as fully as if such Bank were the direct creditor of the applicable Borrower in the amount of such participation.

         Section 4.16 Obligations Absolute. The obligations of the Canadian Borrowers with respect to payment and performance of the Canadian Obligations shall be joint and several, and the obligations of all of the Borrowers under this Agreement and the other Loan Documents (including without limitation the obligation of the Borrower to reimburse the Issuing Bank for draws under any Letter of Credit) shall be, subject to Section 4.10 hereof, absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                  (b) Any amendment or waiver of or any consent to departure from any Loan Document;

                  (c) The existence of any claim, set-off, counterclaim, defense or other rights which the Borrowers, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Issuing Bank, or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction; or

                  (d) Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

         Section 4.17 Limitation of Liability. The Borrowers assume all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank, the Agents, any Bank nor any of their officers or directors shall have any responsibility or liability to the Borrowers or any other Person for: (a) errors, omissions, interruptions, or delays in transmission or delivery of any messages, or (b) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect, provided that in each case such actions taken or omitted by the Issuing Bank, the Agents or any Bank are done or omitted in the absence of gross negligence or willful misconduct. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section 4.18 Letter of Credit Agreements. Certain additional provisions regarding the obligations, liabilities, rights, remedies and agreements of the Borrowers and the Issuing Bank relative to the Letters of Credit shall be set forth in the Letter of Credit Agreements.

         Section 4.19 Replacement of the Issuing Banks. The Borrowers may, with the approval of the Required Banks, appoint successor Issuing Banks hereunder upon the condition precedent that such successor Issuing Bank shall become a party to this Agreement and expressly agree to be bound by the terms and conditions contained in this Agreement pertaining to the Issuing Banks. Upon the appointment of any successor Issuing Bank, the Issuing Bank replaced by such successor Issuing Bank shall cease to issue Letters of Credit but shall continue to carry out its obligations hereunder and shall continue to have the benefit of this Agreement and the other Loan Documents with respect to the outstanding Letters of Credit issued by it until all such Letters of Credit have expired and any drawings thereunder have been reimbursed in full.

         Section 4.20 No Advances. Neither the Agents nor any Bank shall have any obligation to make any Advance, if an Event of Default has occurred and is continuing.

         Section 4.21 Designation of Additional Guarantors.

                  (a) The Domestic Borrower may designate any Domestic Subsidiary which is not a Domestic Guarantor to be a Domestic Guarantor by delivering to the Agents notice that such Domestic Subsidiary is to be a Domestic Guarantor and causing such Domestic Subsidiary to execute and deliver to Agents a Guaranty Agreement-Domestic Subsidiary and a Security Agreement-Domestic Guarantor. Any such Domestic Subsidiary shall be deemed a Domestic Guarantor five Business Days following the date on which the Domestic Borrower delivers the documents described above to the Agents.

                  (b) The Domestic Borrower may designate any Foreign Subsidiary which is not a Foreign Guarantor to be a Foreign Guarantor by delivering to the Agents notice that such Foreign Subsidiary is to be a Foreign Guarantor and causing such Foreign Subsidiary to execute and deliver to Agents a Guaranty Agreement-Foreign Subsidiary and a Security Agreement-Foreign Guarantor. Any such Foreign Subsidiary shall be deemed a Foreign Guarantor five Business Days following the date on which the Domestic Borrower delivers the documents described above to the Agents.

         Section 4.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from a Borrower hereunder or under any of the Revolving Credit Notes in the currency expressed to be payable herein or under the Revolving Credit Notes (the "Specified Currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the applicable Agent could purchase the Specified Currency with such other currency at its Principal Office on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Bank, any Issuing Bank or any Agent hereunder or under any Revolving Credit Note shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day immediately following receipt by such Bank, such Issuing Bank or such Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank, such Issuing Bank or such Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency which could be so purchased is less than the sum originally due to such Bank, such Issuing Bank or such Agent, as the case may be, in the Specified Currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or such Agent, as the case may be, against such loss, and if the amount of the Specified Currency which could be so purchased exceeds (a) the sum originally due to any Bank, any Issuing Bank or any Agent, as the case may be, in the Specified Currency and (b) any amounts shared with the other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 13.3, such Bank, such Issuing Bank or such Agent, as the case may be, agrees to remit such excess to the applicable Borrower. Without prejudice to the survival of any of the other agreements of the Borrowers hereunder, the agreements and obligations of the Borrowers under this Section 4.22 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                                   ARTICLE V

                         Yield Protection and Illegality

         Section 5.1 Capital Adequacy. If after the date hereof, any adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord) , or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change, or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten Business Days after demand by such Bank (with a copy to the Agents), the Domestic Borrower agrees to pay to such Bank (or its parent) such additional amount or amounts as will compensate such Bank for such reduction. Any such demand shall be accompanied by a certificate of such Bank claiming compensation under this Section and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive (absent manifest error), provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods.

         Section 5.2 Additional Costs. The applicable Borrower shall pay (without duplication of amounts owing under Section 4.7 and other Sections of this Article V) directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which the Bank determines are attributable to its making or maintaining of any LIBOR Advances or Alternate Currency Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                  (a) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Revolving Credit Notes or Swing Line Note in respect of any of such Advances (other than Excluded Taxes imposed on such Bank or its Applicable Lending Office for any of such Advances);

                  (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Bank (including (i) any LIBOR Advances or any deposits referred to in the definition of "LIBOR" in
         Section 1.1, or (ii) any Alternate Currency Advances or any deposits referred to in the definition of "Alternate Currency Rate" in Section 1.1); or

                  (c) imposes any other condition affecting this Agreement, the Revolving Credit Notes, the Swing Line Note or any of such extensions of credit or liabilities or commitments.

Each Bank will notify the applicable Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 5.2 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located in the United States of America. Each Bank will furnish the applicable Borrower with a certificate setting forth in reasonable detail the basis and the amount of each request of such Bank for compensation under this Section 5.2, and the applicable Borrower shall not be obligated to pay under this Section 5.2 prior to receipt of such certificate. If a Bank requests compensation from the applicable Borrower under this Section 5.2, the applicable Borrower may, by notice to such Bank and the Agents suspend the obligation of such Bank to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section
5.5 hereof shall be applicable). Determinations and allocations by a Bank for purposes of this Section 5.2 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and in good faith.

If any Borrower is required pursuant to this Section 5.2 to make any additional payment to any Bank, the Domestic Borrower may elect, if such amounts continue to be charged, to replace such Bank as a Bank party to this Agreement; provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) an Eligible Assignee which is reasonably satisfactory to the Domestic Borrower and the Agents shall agree, as of such date, to purchase for cash the Revolving Credit Advances and other Obligations due to such Bank pursuant to an Assignment and Acceptance and to become a Bank for all purposes under this Agreement and to assume all obligations of the replaced Bank to be terminated as of such date and to comply with the requirements of this Agreement applicable to assignments, and (ii) the applicable Borrower shall pay to such replaced Bank in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Bank by the applicable Borrower hereunder to and including the date of termination, including without limitation payments due to such replaced Bank under this Section 5.2, and (B) an amount, if any, equal to the payment which would have been due to such Bank on the day of such replacement under Section 5.6 had the Revolving Credit Advances of such Bank been prepaid on such date rather than sold to the replacement Bank.

         Section 5.3 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if with respect to any LIBOR Advances or Alternate Currency Advances for any Interest Period therefor:

                  (a) The applicable Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR" and "Alternate Currency Rate" in Section 1.1 hereto are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement;

                  (b) A Bank determines (which determination shall be conclusive absent manifest error) that the relevant rates of interest referred to in the definition of "LIBOR" and "Alternate Currency Rate" in Section
         1.1 hereto on the basis of which the rate of interest for such Advances for such Interest Period is to be determined do not accurately reflect the cost to such Bank of making or maintaining such Advances for such Interest Period; or

                  (c) There occurs on or before the date an Alternate Currency Advance is to be made any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Foreign Agent make it impracticable for the Alternate Currency Advance to be denominated in the Alternate Currency specified by the applicable Borrower;

then such Bank shall give the Borrowers prompt notice thereof and the relevant amounts or periods, and so long as such condition remains in effect, such Bank shall be under no obligation to make additional Restricted Advances or Alternate Currency Advances or to Convert Base Rate Advances into Restricted Advances and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Restricted Advances, either prepay such Advances or Convert such Advances into Unaffected Advances in accordance with the terms of this Agreement.

         Section 5.4 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for a Bank or its Applicable Lending Office to (a) honor its obligation to make LIBOR Advances or Alternate Currency Advances hereunder or (b) maintain LIBOR Advances or Alternate Currency Advances hereunder, then such Bank shall promptly notify the Borrowers thereof and such Bank's obligation to make or maintain such affected LIBOR Advances or Alternate Currency Advances and to Convert Base Rate Advances into such affected LIBOR Advances or Alternate Currency Advances hereunder shall be suspended until such time as such Bank may again make and maintain such affected LIBOR Advances or Alternate Currency Advances (in which case the provisions of Section 5.5 hereof shall be applicable).

         Section 5.5 Treatment of Certain Advances. If the LIBOR Advances or Alternate Currency Advances of a Bank are to be Converted pursuant to Section 5.2, 5.3 or 5.4 hereof, such Bank's LIBOR Advances or Alternate Currency Advances shall be automatically Converted into Unaffected Advances on the last day(s)of the then current Interest Period(s) for the LIBOR Advances or Alternate Currency Advances (or, in the case of a Conversion required by Section 5.4 hereof, on such earlier date as such Bank may specify to the Borrowers, such earlier date to be not earlier than the date the Bank gives notice thereof to the Borrowers) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.2, 5.3 or 5.4 hereof which gave rise to such Conversion no longer exist:

                  (a) To the extent that the Bank's LIBOR Advances or Alternate Currency Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's LIBOR Advances or Alternate Currency Advances shall be applied instead to its Unaffected Advances; and

                  (b) All Advances which would otherwise be made or Continued by a Bank as LIBOR Advances or Alternate Currency Advances shall be made as or Converted into Unaffected Advances and all Advances of such Bank which would otherwise be Converted into LIBOR Advances or Alternate Currency Advances shall be Converted instead into (or shall remain as) Unaffected Advances.

If a Bank gives notice to the Borrowers that the circumstances specified in
Section 5.2, 5.3 or 5.4 hereof which gave rise to the Conversion of such Bank's LIBOR Advances or Alternate Currency Advances pursuant to this Section 5.5 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when any LIBOR Advances or Alternate Currency Advances are outstanding, the Bank's Unaffected Advances shall be automatically Converted to LIBOR Advances or Alternate Currency Advances, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Advances or Alternate Currency Advances to the extent necessary so that, after giving effect thereto, all Advances held by the Bank holding LIBOR Advances or Alternate Currency Advances and by such Banks are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         Section 5.6 Compensation. The applicable Borrower shall pay (without duplication of amounts owing under other Sections of this Article V) to the applicable Banks, upon the request of the applicable Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Agent) to compensate such Banks for any actual loss, cost, or expense incurred by them as a result of:

                  (a) Any payment, prepayment or Conversion of a LIBOR Advance or Alternate Currency Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to
         Section 12.2) on a date other than the last day of an Interest Period for such Advance; or

                  (b) Any failure by such Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article VII to be satisfied) to borrow, Convert, or prepay a LIBOR Advance or Alternate Currency Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

The applicable Agent shall furnish the applicable Borrower with a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section 5.6, and the applicable Borrower shall not be obligated to pay under this Section 5.6 prior to receipt of such certificate.

                                   ARTICLE VI

                                    Security

         Section 6.1 Collateral. To secure full and complete payment and performance of the Secured Obligations, the Borrowers shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 6.1 each in form and substance satisfactory to the Agents, (which, together with any other property and collateral which may now or hereafter secure the Secured Obligations or any part thereof, is sometimes herein called the "Collateral"):

                  (a) The Domestic Borrower and the Domestic Guarantors shall respectively execute the Security Agreement-Borrower and the Security Agreements-Domestic Guarantors pursuant to which such Persons shall, subject to the provisions of Section 6.3, grant to the Agents for the benefit of the Banks a first priority security interest in all of their respective (i) domestic, and as applicable, foreign, trade accounts and accounts receivable whether now owned or hereafter acquired, whether evidenced by open account, instrument or chattel paper, including Unbilled Receivables, and (ii) all products and proceeds related to any of the above, which security interest shall secure payment and performance of all of the Secured Obligations.

                  (b) The Domestic Borrower and the Domestic Guarantors shall execute and cause to be executed, subject to the provisions of Section 6.3, such further documents and instruments, including without limitation, as applicable, financing statements under the Uniform Commercial Code, as the Domestic Agent, in its sole discretion, deems necessary or desirable to create, preserve, evidence, and perfect its liens and security interests in the Collateral described in the documents described in clause (a) above.

                  (c) The Canadian Borrowers shall respectively execute the Security Agreements-Borrower pursuant to which such Persons shall, subject to the provisions of Section 6.3, grant to the Foreign Agent for the benefit of the Foreign Banks a first priority security interest in all of their respective (i) domestic, and as applicable, foreign, trade accounts and accounts receivable whether now owned or hereafter acquired, whether evidenced by open account, instrument or chattel paper, including Unbilled Receivables, and (ii) all products and proceeds related to any of the above, which security interest shall secure payment and performance of the Foreign Obligations.

                  (d) The U.K. Borrower shall execute the Security Agreement-Borrower pursuant to which U.K. Borrower shall, subject to the provisions of Section 6.3, grant to the Foreign Agent for the benefit of the Foreign Banks a first priority security interest in all of its respective (i) domestic, and as applicable, foreign, trade accounts and accounts receivable whether now owned or hereafter acquired, whether evidenced by open account, instrument or chattel paper, including Unbilled Receivables, and (ii) all products and proceeds related to any of the above, which security interest shall secure payment and performance of the Foreign Obligations.

                  (e) The Foreign Guarantors shall respectively execute the Security Agreements-Foreign Guarantor pursuant to which such Persons shall, subject to the provisions of Section 6.3, grant to the Foreign Agent for the benefit of the Foreign Banks a first priority security interest in all of their respective (i) domestic, and as applicable, foreign, trade accounts and accounts receivable whether now owned or hereafter acquired, whether evidenced by open account, instrument or chattel paper, including Unbilled Receivables, and (ii) all products and proceeds related to any of the above, which security interest shall secure payment and performance of the Foreign Obligations.

                  (f) The Foreign Borrowers and the Foreign Guarantors shall execute and cause to be executed, subject to the provisions of Section 6.3, such further documents and instruments, including without limitation, as applicable, financing statements under the Uniform Commercial Code and the laws of the applicable Provinces of Canada and such similar documents as may be required under the laws of England, Wales, Brazil and Australia, as applicable, as the Foreign Agent, in its sole discretion, deems necessary or desirable to create, preserve, evidence, and perfect its liens and security interests in the Collateral described in the documents described in clauses (c), (d) and (e) above.

         Section 6.2 Setoff. If an Event of Default shall have occurred and is continuing, the Agents, the Issuing Bank and each Bank are hereby authorized at any time and from time to time, without notice to any Borrower (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any of the Issuing Banks, the Agents or such Bank to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement, the Revolving Credit Notes, the Swing Line Note or any other Loan Document, irrespective of whether or not the Agents, the Issuing Banks or such Bank shall have made any demand under this Agreement, the Revolving Credit Notes, the Swing Line Note or any other Loan Document and although such Obligations may be unmatured; provided that the Agents, the Issuing Banks and the Banks may not set off deposits of any Foreign Borrower against the Domestic Obligations. The Issuing Banks, the Agents and each Bank agree promptly to notify the Borrowers (with a copy to the Agents) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Issuing Banks, the Agents and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Issuing Bank, the Agent and such Bank may have.

         Section 6.3 Special Provision Regarding Security Interests and Security Agreements. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, the Liens created by the Security Agreements-Borrower, the Security Agreements-Domestic Guarantors and the Security Agreements-Foreign Guarantor shall not cover or apply to any Obligations which are not Secured Obligations.

                                  ARTICLE VII

                              Conditions Precedent

         Section 7.1 Conditions to Initial Domestic Advance. This Agreement is not effective until the Initial Effective Date, and the obligation of each Domestic Bank to make the initial Domestic Advance or of any Domestic Issuing Bank to issue the initial Domestic Letter of Credit is subject to the condition precedent that the Domestic Agent shall have received (or waived or postponed in writing the requirement that it receive) on or before the day of such Domestic Advance or Domestic Letter of Credit issuance all of the items set forth below in form and substance satisfactory to the Domestic Agent.

                  (a) Certificate - Domestic Borrower. A certificate of the Secretary or an Assistant Secretary of the Domestic Borrower certifying
         (i) resolutions of the Board of Directors of the Domestic Borrower which authorize the execution, delivery and performance by the Domestic Borrower of this Agreement and the other Loan Documents to which the Domestic Borrower is or is to be a party hereunder, and
         (ii) the names and signatures of the officers of the Domestic Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Domestic Borrower is or is to be a party hereunder.

                  (b) Certificate - Domestic Guarantors. A certificate of the Secretary or an Assistant Secretary of each Domestic Guarantor certifying (i) resolutions of the Board of Directors of such Domestic Guarantor which authorize the execution, delivery and performance by such Domestic Guarantor of the Loan Documents to which such Domestic Guarantor is or is to be a party hereunder, and (ii) the names and signatures of the officers of such Domestic Guarantor authorized to sign the Loan Documents to which such Domestic Guarantor is or is to be a party hereunder.

                  (c) Articles of Incorporation - Domestic Borrower and Domestic Guarantors. The articles of incorporation of the Domestic Borrower and each Domestic Guarantor certified by the Secretary of State of state of incorporation of such Person.

                  (d) Bylaws - Domestic Borrower and Domestic Guarantors. The bylaws of the Domestic Borrower and each Domestic Guarantor, certified by the Secretary or an Assistant Secretary of such Person.

                  (e) Governmental Certificates - Domestic Borrower. Certificates of the appropriate government officials of the state of organization of the Domestic Borrower as to the existence and good standing of the Domestic Borrower.

                  (f) Governmental Certificates - Domestic Guarantors. Certificates of the appropriate government officials of the jurisdiction of organization of each Domestic Guarantor as to the existence and good standing of such Domestic Guarantor.

                  (g) Domestic Revolving Credit Notes. The Domestic Revolving Credit Notes executed by the Domestic Borrower.

                  (h) Swing Line Note. The Swing Line Note executed by the Domestic Borrower.

                  (i) Security Agreement-Borrower. A Security Agreement-Borrower executed by the Domestic Borrower.

                  (j) Security Agreements-Domestic Guarantors. A Security Agreement-Domestic Guarantor executed by each of the Domestic Guarantors.

                  (k) Financing Statements. Uniform Commercial Code or other applicable financing statements executed by the Domestic Borrower and the Domestic Guarantors and covering the Collateral described in the applicable Security Agreement - Borrower and Security Agreements - Domestic Guarantors.

                  (l) Guaranty Agreements-Domestic Subsidiaries. A Guaranty Agreement - Domestic Subsidiary executed by each Domestic Guarantor.

                  (m) Guaranty Agreement-Domestic Borrower. A Guaranty Agreement
         - Domestic Borrower executed by Domestic Borrower.

                  (n) Fees. Payment of all fees required by the Fee Letter to be paid on or prior to the Domestic Effective Date.

                  (o) UCC Searches. Uniform Commercial Code searches showing all financing statements on file against the Domestic Borrower and the Domestic Guarantors in the offices of the Secretary of State of Texas and Delaware.

                  (p) Opinion of Counsel. A favorable opinion of legal counsel to the Domestic Borrower and the Domestic Guarantors in substantially the form of Exhibit H hereto.

         Section 7.2 Conditions to Initial Foreign Advance. This Agreement is not effective until the Initial Effective Date, and the obligation of each Foreign Bank to make the initial Foreign Advance or of any Foreign Issuing Bank to issue the initial Foreign Letter of Credit is subject to the condition precedent that the Foreign Agent shall have received (or waived or postponed in writing the requirement that it receive) on or before the day of such Foreign Advance or Foreign Letter of Credit issuance all of the items set forth below in form and substance satisfactory to the Agents.

                  (a) Certificate -- Foreign Borrowers. A certificate of the Secretary, an Assistant Secretary or other appropriate officer of each Foreign Borrower certifying (i) resolutions of the Board of Directors or other appropriate governing body of such Foreign Borrower which authorize the execution, delivery and performance by such Foreign Borrower of the Loan Documents to which such Foreign Borrower is or is to be a party hereunder, and (ii) the names and signatures of the officers of such Foreign Borrower authorized to sign the Loan Documents to which such Foreign Borrower is or is to be a party hereunder.

                  (b) Certificate -- Foreign Guarantors. A certificate of the Secretary, an Assistant Secretary or other appropriate officer of each Foreign Guarantor certifying (i) resolutions of the Board of Directors or other appropriate governing body of such Foreign Guarantor which authorize the execution, delivery and performance by such Foreign Guarantor of the Loan Documents to which such Foreign Guarantor is or is to be a party hereunder, and (ii) the names and signatures of the officers of such Foreign Guarantor authorized to sign the Loan Documents to which such Foreign Guarantor is or is to be a party hereunder.

                  (c) Organizational Documents -- Foreign Borrowers. The organizational documents of each Foreign Borrower and the general partners of the Partnership, certified by the appropriate governmental official of the jurisdiction of organization of such Person.




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

                  (d) Organizational Documents -- Foreign Guarantors. The organizational documents of each Foreign Guarantor, certified by the appropriate governmental official of the jurisdiction of organization of such Person.

                  (e) Governing Documents -- Foreign Borrowers. The articles and bylaws or, as applicable, other similar governing documents of each Foreign Borrower and the general partners of the Partnership, certified by the Secretary, an Assistant Secretary or other applicable officer of such Person.

                  (f) Governing Documents -- Foreign Guarantors. The articles and bylaws or, as applicable, other similar governing documents of each Foreign Guarantor, certified by the Secretary, an Assistant Secretary or other applicable officer of such Person.

                  (g) Partnership Agreement. The partnership agreement of the Partnership certified by all of the partners of the Partnership.

                  (h) Governmental Certificates-Foreign Borrowers. Certificates of the appropriate government officials of the jurisdiction of organization of each Foreign Borrower (other than the Partnership) and the partners of the Partnership as to the existence of each such Person.

                  (i) Governmental Certificates-Foreign Guarantors. Certificates of the appropriate government officials of the jurisdiction of organization of each Foreign Guarantor as to the existence of each such Person.

                  (j) Foreign Revolving Credit Notes. The Foreign Revolving Credit Notes executed by the Foreign Borrowers.

                  (k) Security Agreements-Borrowers. A Security
         Agreement-Borrower executed by each of the Foreign Borrowers, together with any other documents which may be required by the jurisdiction of organization of such Persons in order to perfect the Foreign Agent's Liens with respect to the Collateral in such jurisdiction.

                  (l) Security Agreements-Foreign Guarantors. A Security Agreement-Foreign Guarantor executed by each of the Foreign Guarantors, together with any other documents which may be required by the jurisdiction of organization of each such Person in order to perfect the Foreign Agent's Liens with respect to the Collateral in such jurisdiction.

                  (m) Guaranty Agreements-Foreign Subsidiaries. A Guaranty Agreement - Foreign Subsidiary executed by each Foreign Guarantor.

                  (n) Guaranty Agreement-Canadian Borrowers. A Guaranty Agreement - Canadian Borrower executed by each Canadian Borrower.



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

                  (o) Guaranty Agreement-U.K. Borrower. A Guaranty Agreement - U.K. Borrower executed by U.K. Borrower.

                  (p) Fees. Payment of all fees required by the Fee Letter to be paid on or prior to the Foreign Effective Date.

                  (q) Evidence of Filing or Other Perfection. Evidence that the Charge Debenture (U.K.) executed by U.K. Borrower has been recorded or filed as necessary to perfect the Liens created thereby in favor of the Foreign Agent.

                  (r) Canadian Searches. Personal property registry or other applicable searches showing all financing statements and other documents or instruments on file against the Partnership and Energy Services in the Province of Alberta, Canada, and evidencing that there are no registered Liens against the accounts receivable of the Partnership, except Liens in favor of the Foreign Agent.

                  (s) Opinions of Counsel. A favorable opinion of legal counsel to each Foreign Borrower and Foreign Guarantor in form and substance satisfactory to Foreign Agent and its special counsel located in the jurisdiction of such Foreign Borrower or Foreign Guarantor.

                  (t) Other Foreign Searches. A company registry search for U.K. Borrower in England and Wales and such searches as Foreign Agent deems necessary or appropriate with respect to Veritas Australia and Veritas Brazil evidencing that there are no Liens against the accounts receivable of such Foreign Borrowers, except Liens in favor of the Foreign Agent.

                  (u) Collateral Agency Agreement. An amendment to the Collateral Agency Agreement, providing for sharing arrangements among the Foreign Banks.

                  (v) Certain Domestic Conditions. The items required to be delivered under Section 7.1 (other than items described in clauses (g), (h) and (n) thereof).

         Section 7.3 All Advances. The obligation of each Bank to make any Advance and of the Issuing Bank to issue any Letter of Credit is subject to the additional conditions precedent set forth below.

                  (a) Items Required by Agreement. The applicable Agent shall have received the items required by Section 4.1 and 4.12, as applicable.

                  (b) No Default. No Default shall have occurred and be continuing, or would result from such Advance and/or Letter of Credit issuance, as applicable.

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VIII hereof and in the other Loan Documents shall be true and correct on and as of the date of such Advance and/or Letter of Credit issuance, as



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

         applicable with the same force and effect as if such representations and warranties had been made on and as of such date.

                  (d) Additional Documentation. The applicable Agent shall have received such additional approvals, opinions, or documents as the applicable Agent or its legal counsel may request.

                                  ARTICLE VIII

                         Representations and Warranties

         To induce the Agents, the Issuing Banks and the Banks to enter into this Agreement, the Borrowers represent and warrant to each such Person that:

         Section 8.1 Corporate Existence. The Domestic Borrower and each Subsidiary (a) is a corporation or partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization (except that, solely with respect to U.K. Borrower and Veritas Australia, this representation shall only be deemed to be made on and after the Foreign Effective Date); (b) has all requisite corporate and partnership, as applicable, power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Borrowers and each Domestic Guarantor have the corporate or partnership, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

         Section 8.2 Financial Statements. The Domestic Borrower has delivered to the Domestic Agent audited consolidated financial statements of the Domestic Borrower and its Subsidiaries as at and for the fiscal year ended July 31, 2000 and interim financial statements dated April 30, 2001. Such financial statements have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Domestic Borrower and its subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Domestic Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected on such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Domestic Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this Section.

         Section 8.3 Corporate Action: No Breach. The execution, delivery, and performance by the Borrowers of this Agreement and the other Loan Documents to which the Borrowers are or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrowers and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws or other organizational documents of the Domestic Borrower or any of its Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Domestic Borrower or any of its Subsidiaries is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VI) upon any of the revenues or assets of the Domestic Borrower or any Subsidiary.

         Section 8.4 Operation of Business. The Domestic Borrower and each of its Subsidiaries possess all material licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, material necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Domestic Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing in any respect that could reasonably be expected to have a Material Adverse Effect.

         Section 8.5 Litigation and Judgments. Except as disclosed on Schedule
8.5 hereto, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending (in respect of which process has been served on the Domestic Borrower or any of its Subsidiaries), or to the knowledge of any Borrower, threatened against or affecting the Domestic Borrower or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Domestic Borrower or any Subsidiary, except as disclosed on Schedule 8.5 hereto.

         Section 8.6 Rights in Properties: Liens. The Domestic Borrower and each Subsidiary have good and indefeasible title to or valid leasehold interests in all material respects in their respective properties and assets, real and personal, including the properties, assets and leasehold interests reflected in the financial statements described in Section 8.2, and none of the properties, assets or leasehold interests of the Domestic Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 10.2.

         Section 8.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which the Borrowers are party, when delivered, and subject to
Section 6.3, shall constitute legal, valid, and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles.

         Section 8.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrowers of this Agreement and the other Loan Documents to which the Borrowers are or may become a party or the validity or enforceability thereof, except for (a) and subject to Section 6.3, filings and recordings in respect of the Liens



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

created pursuant to Loan Documents, (b) those which have been obtained or made prior to the date hereof, and (c) authorizations, approvals, consents, filings and registrations to be made in the ordinary course of business in connection with the Borrowers' performance of its obligations hereunder.

         Section 8.9 Debt. The Domestic Borrower and its Subsidiaries have no Debt, except Debt permitted by Section 10.1.

         Section 8.10 Taxes. The Domestic Borrower and each Subsidiary have filed all tax returns (federal, state, provincial, municipal, local and foreign) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective material liabilities for taxes, assessments, governmental charges and other levies that are due and payable, other than those which are being contested by appropriate proceedings. Except as set forth on Schedule 8.10, the Borrowers know of no pending investigation of the Domestic Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

         Section 8.11 Use of Proceeds: Margin Securities. Neither the Domestic Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 8.12 ERISA. The Domestic Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA and the applicable provisions of the Code relating thereto. No Reportable Event which is required to be reported to the PBGC pursuant to Section 4043(b) of ERISA or Prohibited Transaction which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Domestic Borrower nor any ERISA Affiliate (nor any predecessor to the Domestic Borrower or any ERISA Affiliate) has completely or partially withdrawn from a Multiemployer Plan. The Domestic Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Domestic Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         Section 8.13 Disclosure. No statement, information, report, representation, or warranty made by the Borrowers in this Agreement or in any other Loan Document or furnished to the Agent or any Bank in connection with this Agreement or any of the transactions contemplated hereby (but excluding all projections and proforma financial statements which shall have been prepared in good faith and based upon reasonable assumptions) contains any untrue statement of a material fact and all such statements, information, reports, representations and warranties, taken as a whole, do not omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrowers which has a Material Adverse Effect, or which could reasonably be expected to have, in the reasonable judgment of the Borrowers, in the future a Material Adverse Effect, that has not been disclosed in writing to the Agents.

         Section 8.14 Subsidiaries. The Domestic Borrower has no Subsidiaries other than those listed on Schedule 8.14 hereto, and Schedule 8.14 sets forth the jurisdiction of organization or incorporation of each Subsidiary and the percentage of the Domestic Borrower and its Subsidiaries ownership of the outstanding voting stock of each such Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         Section 8.15 Agreements: Indenture Defaults.

                  (a) Neither any Borrower nor any Guarantor is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither any Borrower nor any Guarantor is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party where such default or the effect thereof could reasonably be expected to result in a Material Adverse Effect.

                  (b) Neither the making of any Advance nor the issuance of any Letter of Credit will constitute or result in the creation of a Default or an Event of Default (as defined in the Indenture) under the terms and provisions of the Indenture. No Default or Event of Default (as defined in the Indenture) exists under the terms and provisions of the Indenture.

         Section 8.16 Compliance with Laws. Neither the Domestic Borrower nor any Subsidiary is in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator except where such Person's failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         Section 8.17 Investment Company Act. Neither the Domestic Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 8.18 Public Utility Holding Company Act. Neither the Domestic Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.



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

         Section 8.19 Environmental Matters. Except as disclosed on Schedule
8.19 hereto:

                  (a) The Domestic Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws, except for occurrences of noncompliance which could not individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Domestic Borrower is not aware of, nor has the Domestic Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Domestic Borrower and its Subsidiaries with all Environmental Laws, except for occurrences of noncompliance which could not individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (b) The Domestic Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Domestic Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits, except where failure to obtain or comply with such permits, licenses or authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Domestic Borrower or any Subsidiary except (i) in amounts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) for dynamite and other explosives for which such Person possesses all licenses and permits necessary to comply with all Environmental Laws and other federal, state, local and foreign laws, regulations and requirements pertaining to the use, possession, disposal, storage or sale thereof, and such use, possession, disposal, storage or sale thereof is in compliance with Environmental Laws and such other laws, regulations and requirements except where failure to obtain or comply with such licenses or permits or to comply with such laws, regulations or requirements could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The use which the Domestic Borrower and its Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except (i) in amounts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) for dynamite and other explosives for which such Person possesses all licenses and permits necessary to comply with all Environmental Laws and other federal, state, local and foreign laws, regulations and requirements pertaining to the use, possession, disposal, storage or sale thereof, and such use, possession, disposal, storage or sale thereof is in compliance with Environmental Laws and such other laws, regulations and requirements, except where failure to comply with such laws, regulations or requirements could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

                  (d) Neither the Domestic Borrower nor any of its Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Domestic Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect;

                  (f) Neither the Domestic Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiting a permit under the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et. seq. regulations thereunder or any comparable provision of state law. The Domestic Borrower and its Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect;

                  (g) Neither the Domestic Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release, which Release or any aggregation thereof, or failure to file, could reasonably be expected to have a Material Adverse Effect; and

         Section 8.20 Environmental Law. To the best of the Domestic Borrower's knowledge, no Lien arising under any Environmental Law has attached to any property or revenues of the Domestic Borrower or its Subsidiaries.

                                   ARTICLE IX

                              Affirmative Covenants

         The Borrowers covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or any Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, the Borrowers will perform and observe the following positive covenants:

         Section 9.1 Reporting Requirements. The Borrowers will furnish the items set forth below to the Agents, the Issuing Banks and the Banks.

                  (a) Annual Financial Statements. As soon as available, but no later than 105 days after the end of the Borrower's Fiscal Year, the Borrower's Form 10-K Annual Report, including (i) the consolidated balance sheets of the Borrower and its Subsidiaries, as of the end of such Fiscal Year and (ii) the consolidated statements of earnings of the Domestic Borrower and its Subsidiaries and consolidated statements of changes in shareholders' equity of the Domestic Borrower and its Subsidiaries, and statements of changes in cash flow of the Domestic Borrower and its Subsidiaries as of and through the end of such Fiscal Year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants acceptable to the Agents, whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

                  (b) Quarterly 10-Q of the Borrower. As soon as available, but no later than 50 days after the end of each Fiscal Quarter of the Domestic Borrower, the Domestic Borrower's Form 10-Q Quarterly Report.

                  (c) Compliance Certificate. Concurrently with the delivery of the Form 10-K's or Form 1O-Q's, as applicable, referred to in subsections 9.1(a) and 9.1(b), a Compliance Certificate of the chief financial officer, the chief accounting officer, the treasurer or the assistant treasurer of the Domestic Borrower or another officer of the Domestic Borrower acceptable to the Agents (i) stating, among other things, that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) stating the aggregate amount of Domestic Letter of Credit Liabilities and Foreign Letter of Credit Liabilities existing as of the end of such Fiscal Quarter, and (iii) showing in reasonable detail the calculations demonstrating compliance with Article XI.

                  (d) Annual Projected Financial Statements and Capital Expenditure Projections. Concurrently with the delivery of the Form 10-K's referred to in subsection 9.1(a) above, projected financial statements for the upcoming fiscal year of the Domestic Borrower and its Subsidiaries, including projected Capital Expenditures, in form and detail satisfactory to the Agents and prepared under the supervision of the chief financial officer or the chief accounting officer of the Domestic Borrower or another officer of the Domestic Borrower acceptable to the Agents.

                  (e) Additional Restricted Subsidiaries. Not less than 50 days after the end of each Fiscal Quarter the names of any Subsidiaries which became Restricted Subsidiaries during such Fiscal Quarter and any Subsidiaries which ceased to be Restricted Subsidiaries during such Fiscal Quarter.

                  (f) Notice of Litigation. Promptly after the service of process or notice thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Domestic Borrower or any Subsidiary which could, in the opinion of the management of the Domestic Borrower, reasonably be expected to have a Material Adverse Effect.



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

                  (g) Notice of Default. As soon as possible and in any event within 15 days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of any Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrowers have taken and propose to take with respect thereto.

                  (h) ERISA Reports. Upon the request of the Agents from time to time copies of all reports, including annual reports, and notices which the Domestic Borrower or any Subsidiary files with or receives from the PBGC, the U.S. Department of Labor under ERISA or the Internal Revenue Service under the Code; and as soon as possible and in any event within five days after the Domestic Borrower or any Subsidiary knows or has reason to know that any Reportable Event which is required to be reported to the PBGC pursuant to Section 4043 (b) of ERISA or Prohibited Transaction which could be reasonably expected to have a Material Adverse Effect has occurred with respect to any Plan or that the PBGC or the Domestic Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Domestic Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Domestic Borrower proposes to take with respect thereto.

                  (i) Notice of Material Adverse Change. As soon as possible and in any event within 15 days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of any Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect.

                  (j) EDGAR Filings. Promptly following the filing thereof, written notice of each proxy statement or other document filed with EDGAR.

                  (k) Notice of Actual or Contingent Liabilities. As soon as possible, and in any event within five Business Days after any of the chief executive officer, the chief financial officer, the chief accounting officer, the treasurer or any other employee serving in a comparable capacity (regardless of title) of any Borrower or any Guarantor obtains any knowledge, becomes aware or should have known through the exercise of prudent business judgment of the occurrence thereof, written notice of any actual or contingent liabilities which, if resolved adversely to such Person could reasonably be expected to have a Material Adverse Effect.

                  (l) General Information. Within such a time period as Agent may reasonably request, such additional information and statements, lists of assets and liabilities, tax returns, financial statements, reporting statements and any other reports with respect to




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

         the Domestic Borrower's or any Subsidiary's financial condition, business operations and properties as the Agent may reasonably request from time to time.

         Section 9.2 Maintenance of Existence: Conduct of Business. Except as provided in Section 10.3, the Borrowers will preserve and maintain, and will cause each Guarantor to preserve and maintain, its corporate or partnership existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except if (a) in the reasonable business judgment of the Borrowers or such Guarantor, as applicable, it is in the best economic interest not to preserve and maintain such rights and franchises, and (b) such failure to preserve and maintain such leases, privileges, licenses, permits, franchises, qualifications and rights could not reasonably be expected to have a Material Adverse Effect. The Domestic Borrower will conduct, and will cause each Subsidiary to conduct, its businesses in an orderly and efficient manner in accordance with good business practices.

         Section 9.3 Maintenance of Properties. The Domestic Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, in all material respects, all of its properties (tangible and intangible) necessary in the proper conduct of its business in good working order and condition.

         Section 9.4 Taxes and Claims. The Domestic Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent all material taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property; provided, however, that neither the Domestic Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established to the extent required by GAAP.

         Section 9.5 Insurance. The Domestic Borrower will maintain, and will cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Domestic Borrower and its Subsidiaries operate, provided that in any event the Domestic Borrower will maintain and will cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and business interruption insurance with respect to processing centers in accordance with the Domestic Borrower's and such Subsidiaries' current practices reasonably satisfactory to the Agents.

         Section 9.6 Inspection Rights. At any reasonable time during business hours and from time to time, the Domestic Borrower will permit, and will cause each Subsidiary to permit, representatives of the Agents, the Banks and the Issuing Banks to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants.



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

         Section 9.7 Keeping Books and Records. The Domestic Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 9.8 Compliance with Laws. The Domestic Borrower will comply, and will cause each Subsidiary to comply with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section 9.9 Compliance with Agreements. The Domestic Borrower will comply, and will cause each Subsidiary to comply with all agreements, contracts, and instruments binding on it or affecting its properties or business if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section 9.10 Further Assurances. The Domestic Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Agents or any Bank to carry out the provisions and purposes of this Agreement and the other Loan Documents and, when applicable as provided in Section 6.3, to create, preserve, and perfect the Liens of the Agents in the Collateral.

         Section 9.11 ERISA. The Domestic Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements of ERISA and the applicable provisions of the Code relating thereto, if applicable, so as not to give rise to any liability thereunder if its failure to comply could reasonably be expected to result in a Material Adverse Effect.

         Section 9.12 Contracts.

                  (a) The Borrowers shall disclose to the Agents each geophysical or seismic service contract to which any Borrower or any Guarantor shall hereafter become a party, and each amendment, supplement, addendum, or modification hereafter made to any existing geophysical or seismic service contract, that contains an express provision that restricts such Person from freely assigning its rights to payment under such contract.

                  (b) To the extent practicable, the Borrowers will use reasonable efforts to select, and shall cause each Guarantor to use reasonable efforts to select, as the choice of law to govern future geophysical or seismic service contracts to which such Person is a party, the law of a state of the United States, a province of Canada, England, or a foreign jurisdiction that permits free transferability of the rights to payment under such contracts.

         Section 9.13 Additional Material Subsidiaries as Guarantors: Execution of Additional Security Agreements-Guarantors.

                  (a) If any Domestic Subsidiary (i) which was not determined to be a Material Subsidiary on the Domestic Effective Date is later determined to be a Material




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

         Subsidiary, or (ii) upon its creation or acquisition becomes a Material Subsidiary, then the Domestic Borrower will promptly give the Agents notice of such event and will promptly cause such Domestic Subsidiary to execute and deliver to the Agents a Guaranty Agreement-Domestic Subsidiary, unless the Required Banks determine that such Domestic Subsidiary is not to be a Domestic Guarantor.

                  (b) Contemporaneously with the delivery by any Material Subsidiary that is a Domestic Subsidiary of a Guaranty Agreement-Domestic Subsidiary pursuant to paragraph (a) of this Section 9.13, such Material Subsidiary will execute and deliver to the Agents
         (i) a Security Agreement-Domestic Guarantor pursuant to which such Material Subsidiary will grant to the Agents a security interest in its accounts receivable, and (ii) uniform commercial code or other applicable financing statements or documents with respect to such security interest; provided, that the grant of such security interests, the Security Agreements-Domestic Guarantors, financing statements all other documents or acts related thereto shall be subject to the provisions of Sections 4.10 and 6.3.

                  (c) If any Foreign Subsidiary (i) which was not determined to be a Material Subsidiary on the Foreign Effective Date is later determined to be a Material Subsidiary, or (ii) upon its creation or acquisition becomes a Material Subsidiary, then the Domestic Borrower will promptly give the Agents notice of such event and will promptly cause such Foreign Subsidiary to execute and deliver to the Agents a Guaranty Agreement- Foreign Subsidiary, unless the Required Banks determine that such Foreign Subsidiary is not to be a Foreign Guarantor.

                  (d) Contemporaneously with the delivery by any Material Subsidiary that is a Foreign Subsidiary of a Guaranty Agreement-Foreign Subsidiary pursuant to paragraph (c) of this Section 9.13, such Material Subsidiary will execute and deliver to the Agents (i) a Security Agreement-Foreign Guarantor pursuant to which such Material Subsidiary will grant to the Agents a security interest in its accounts receivable, and (ii) personal property registry or other applicable financing statements or documents with respect to such security interest; provided, that the grant of such security interests, the Security Agreements-Foreign Guarantors, financing statements all other documents or acts related thereto shall be subject to the provisions of Sections 4.10 and 6.3.

         Section 9.14 Continuity of Operations. The Borrowers will continue to conduct, and will cause each of the Guarantors to continue to conduct, its primary businesses as conducted as of the Initial Effective Date and to continue its operations in such businesses.

                                   ARTICLE X

                               Negative Covenants

         The Borrowers covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment thereunder or any Issuing Bank has any obligation



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

to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, the Borrowers will observe the following covenants:

         Section 10.1 Debt. The Domestic Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

                  (a) Debt and Contingent Liabilities pursuant to the Loan Documents;

                  (b) the Senior Debt;

                  (c) Existing Debt and Contingent Liabilities described on
         Schedule 10.1 hereto;

                  (d) Extensions, renewals, amendments or replacements of Debt permitted by clauses (b) and (c) above provided that no such extension, renewal or replacement shall (i) if such Debt is Subordinated Debt, amend or modify any subordination provisions, if any, contained in the original Debt so that the Debt, as extended, renewed or replaced, is no longer Subordinated Debt, or (ii) shorten the fixed maturity or increase the principal amount of, or increase the rate of interest to a rate greater than the current market rate at the time of the extension, renewal or replacement of the original Debt;

                  (e) Subordinated Debt;

                  (f) Additional unsecured and purchase money Debt and secured Debt assumed in connection with a transaction permitted by Section 10.3(c)(iv) in an aggregate principal amount not to exceed $25,000,000 at any time outstanding; provided, however, that the collateral for any such Debt which is secured shall not consist of assets of a nature described in clause (d) of the definition of Permitted Liens contained in the Indenture.

                  (g) Debt of a Borrower to another Borrower or to a Guarantor or of a Guarantor to a Borrower or another Guarantor, as applicable; and

                  (h) Debt of the Domestic Borrower or any Subsidiary incurred in connection with foreign exchange transactions undertaken by the Domestic Borrower or any Subsidiary.

         Section 10.2 Limitation on Liens. The Domestic Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of their respective properties, assets, or revenues, whether now owned or hereafter acquired, except the following (herein referred to as "Permitted Liens")

                  (a) Liens disclosed on Schedule 10.2 hereto;



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

                  (b) Liens in favor of either Agent for the benefit of the applicable Banks and the applicable Issuing Bank;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Domestic Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent for longer than ninety (90) days or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of landlords, tenants, vendors, mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not delinquent for longer than ninety
         (90) days and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

                  (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt) , or leases made in the ordinary course of business;

                  (g) Liens on assets, the value of which shall not exceed 7.5% of Consolidated Tangible Net Worth, provided that such assets may not include (i) the Collateral or (ii) the accounts receivable of any of Domestic Borrower's Foreign Subsidiaries;

                  (h) Licenses of surveys or portions thereof in the Data Library to others in the ordinary course of business;

                  (i) Inchoate Liens arising under ERISA; and

                  (j) Rights of set-off or banker's liens created by law in favor of commercial banks.

         Section 10.3 Mergers, Dissolutions, Etc. The Domestic Borrower will not, and will not permit any Subsidiary to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for the following:

                  (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Affiliate of the Domestic Borrower




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

         into the Domestic Borrower or into, with or to any other Affiliate of the Domestic Borrower; provided that (i) if such event involves the Domestic Borrower, the Domestic Borrower shall be the surviving corporation, and (ii) if such event involves a Guarantor, a Guarantor shall be the surviving corporation;

                  (b) any such purchase or other acquisition by the Domestic Borrower of the assets or stock of any Guarantor or any Affiliate of the Domestic Borrower, or by any Guarantor or any Affiliate of the Domestic Borrower of the assets or stock of any Affiliate of the Domestic Borrower; and

                  (c) any such merger or consolidation of the Domestic Borrower or an Affiliate of the Domestic Borrower into, with or to any other Person or any such purchase or other acquisition by the Borrower or any Affiliate of the Domestic Borrower of the assets or stock of any other Person where (i) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (ii) the Domestic Borrower and its Subsidiaries are in pro forma compliance with all the financial covenants set forth in
         Article XI taking into account such purchase or acquisition; (iii) such Person (or its board of directors or similar body) has approved such acquisition or other purchase; (iv) the consideration to be paid (other than consideration to be paid in common stock of the Domestic Borrower) or Funded Debt incurred (or assumed) by the Domestic Borrower and its Subsidiaries in connection with any such purchase or acquisition is not greater than 10% of Consolidated Tangible Net Worth; and (v) after giving effect to any such acquisition or purchase for which a portion of the consideration is to be paid in cash or Funded Debt incurred (or assumed), the pro-forma, post-closing availability under the Revolving Credit Commitment shall be at least $25,000,000.

         Section 10.4 Loans and Investments. The Domestic Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures or other securities of, any Person, except:

                  (a) advances or loans to, or investments in, Subsidiaries (other than the Foreign Borrowers and the Guarantors) not to exceed 10% of Consolidated Tangible Net Worth in the aggregate at any time outstanding (net of repayments of advances and loans by such Subsidiaries taken as a group and of returns on such investments);

                  (b) the non-cash allocation of overhead by the Domestic Borrower to its various Subsidiaries in accordance with its historical practices;

                  (c) investments in and loans and advances by the Domestic Borrower or any Foreign Borrower or Guarantor to the Domestic Borrower or another Foreign Borrower or Guarantor, as applicable;

                  (d) extensions of credit to customers in the ordinary course of business;



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

                  (e) stocks, bonds, notes, debentures and other securities accepted from customers in connection with good faith workouts of past due receivables or in bankruptcy, insolvency or similar proceedings;

                  (f) loans and advances to employees of the Domestic Borrower or any Subsidiary for travel, entertainment and relocation expenses incurred in the ordinary course of business;

                  (g) any bonds or other obligations of the United States of America which, as to principal and interest, constitute direct obligations or are guaranteed by the United States of America;

                  (h) any bonds, debentures, participation certificates, notes or other obligations of any agency or corporation or instrumentality of the United States of America, the obligations of which are unconditionally guaranteed by the United States of America;

                  (i) obligations of a state, territory or possession of the United States, the interest on which is excluded from gross income for federal income taxation purposes and which bear a rating in one of the two highest rating categories by S&P or Moody's;

                  (j) interest bearing accounts, interest bearing deposits, Eurodollar investments, or certificates of deposit issued by or bankers acceptances drawn or accepted by, banks or trust companies, including the Domestic Agent, organized under the laws of the United States or any state thereof, but only with institutions whose capital and surplus is in excess of $300,000,000;

                  (k) commercial paper, floating rate notes or master notes rated A-2 or better by S&P or A-2 or better by Moody's;

                  (l) repurchase agreements collateralized by obligations issued or guaranteed as to the payment of principal and interest by the full faith and credit of the United States;

                  (m) units of taxable money market mutual funds comprised of obligations described in (g) through (l) above;

                  (n) the making or acquisition of beneficial interests in, or the making of loans, advances or capital contributions to, one or more joint ventures as to which the Domestic Borrower or any Subsidiary is a venturer, so long as such joint ventures are formed for the purpose of operating seismic data acquisition or processing businesses (or for allied, ancillary, related or supporting businesses), in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

                  (o) loans, advances, extensions of credit, capital contributions to or investments in, or purchases of stocks, bonds, notes, debentures, or other securities in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;



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

                  (p) purchases of up to $20,000,000 of stock of the Domestic Borrower; and

                  (q) loans, advances, extensions of credit, and investments outstanding on the Initial Effective Date and described on Schedule
         10.4 hereto

         Section 10.5 Transactions With Affiliates. The Borrowers will not enter into, and will not permit any Guarantor to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrowers or any Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of the Borrowers' or such Guarantor's business and upon fair and reasonable terms no less favorable to the applicable Borrower or such Guarantor than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of such Borrower or such Guarantor; provided that the foregoing shall not prohibit the Borrowers or the Guarantors from entering into management contracts with Affiliates upon fair and reasonable terms in the ordinary course of business or from entering into transactions with Affiliates pursuant to the reasonable requirements of their business upon fair and reasonable terms that comply with the transfer pricing laws of the taxing jurisdiction in which the applicable Borrower or Guarantor is formed or incorporated or in which the transaction occurs, or from entering into transactions otherwise permitted by this Agreement. This Section does not apply to transactions between or among the Borrowers or any Guarantors.

         Section 10.6 Disposition of Assets. The Domestic Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, nor permit any Subsidiary to do so with any of its assets, except (a) licensing of surveys in the Data Library in the ordinary course of business, (b) dispositions of inventory in the ordinary course of business, and, (c) dispositions of tangible personal property of the Domestic Borrower and the Subsidiaries made in the best business judgment of the Domestic Borrower, if (i) no Event of Default has occurred and is continuing, (ii) no Event of Default would arise as a result of any such disposition, and (iii) the aggregate book value of all such assets disposed of in connection with such dispositions does not exceed 15% of Consolidated Tangible Net Worth.

         Section 10.7 Sale and Leaseback. The Borrowers will not enter into, and will not permit any Guarantor to enter into, any arrangement with any Person pursuant to which any of them leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by any of them to such Person, except that the Borrowers and the Guarantors may enter into such arrangements as long as the aggregate book value of the property sold and which at any time remains subject to a lease does not exceed $15,000,000.

         Section 10.8 Nature of Business. The Borrowers will not, and will not permit any Guarantor to, engage in any business other than the businesses in which they are engaged as of the date hereof and other businesses reasonably related thereto.

         Section 10.9 Environmental Protection. If, as a result thereof, a Material Adverse Effect could be reasonably be expected to result therefrom, the Domestic Borrower will not, and will not permit any Subsidiary to, (a) use (or permit any tenant to use) any of their respective




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properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with Environmental Law,
(b) generate any Hazardous Material except in compliance with Environmental Law,
(c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Domestic Borrower or any of its Subsidiaries would be responsible.

         Section 10.10 Accounting. The Domestic Borrower will not, and will not permit any of its Subsidiaries to, make any change (a) in accounting treatment or reporting practices, except as required or permitted by GAAP, or (b) in tax reporting treatment, except as required or permitted by law.

         Section 10.11 Contracts. The Borrowers will not and will not permit any Guarantor to, assign the rights to payment under a geophysical or seismic service contract to any Person, other than to one of the Agents.

                                   ARTICLE XI

                               Financial Covenants

         The Borrowers covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or the Issuing Bank has any obligation to issue Letters of Credit hereunder or any Letter of Credit Liabilities exist, the Borrower will observe and perform the following financial covenants:

         Section 11.1 Consolidated Tangible Net Worth. The Domestic Borrower will at all times maintain Consolidated Tangible Net Worth in an amount which is not less than the sum of (a) 85% of Consolidated Tangible Net Worth as of January 31, 2001, plus (b) 50% of the following (without deductions for losses) for the period beginning on February 1, 2001 and ending on the date on which such calculation is made: (i) Consolidated Net Income (to the extent it is a positive number), less (ii) the amount of any write-downs of goodwill, to the extent such amounts are added in calculating Consolidated Net Income, plus (c) 85% of the sum of (i) the net proceeds of any equity issued by the Domestic Borrower or any of its Subsidiaries (on a consolidated basis) after the Initial Effective Date and (ii) equity contributed to the Domestic Borrower or any of its Subsidiaries (on a consolidated basis) after the Initial Effective Date in connection with the purchase or other acquisition by the Domestic Borrower or any Subsidiary of the assets or stock of any other Person. Consolidated Tangible Net Worth shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.

         Section 11.2 Consolidated Net Tangible Assets. The Domestic Borrower will at all times maintain Consolidated Net Tangible Assets in an amount which is not less than $500,000,000. Consolidated Net Tangible Assets shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.



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         Section 11.3 Fixed Charge Coverage Ratio. The Domestic Borrower and its
Subsidiaries will at all times maintain, on a consolidated basis, a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00. The Fixed Charge Coverage Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal
Quarter.

         Section 11.4 Funded Debt to EBITDA Ratio. The Domestic Borrower and its Subsidiaries will maintain at all times, on a consolidated basis, a Funded Debt to EBITDA Ratio of not greater than (a) 2.50 to 1.00 from the Initial Effective Date through and including April 30, 2002, and (b) 2.25 to 1.00 at all times thereafter. The Funded Debt to EBITDA Ratio shall be calculated and tested quarterly as of the last day of each Fiscal Quarter for the Calculation Period ending on the last day of such Fiscal Quarter.

         Section 11.5 Subsidiary Assets. The Domestic Borrower will at all times cause the aggregate value of the assets of all Subsidiaries that are not Guarantors or Foreign Borrowers to be less than or equal to 15% of the aggregate value of the assets of the Domestic Borrower and all of its Subsidiaries. The requirement under this Section 11.5 shall be calculated and tested quarterly as of the last day of each Fiscal Quarter.

                                  ARTICLE XII

                                     Default

         Section 12.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) Any Borrower shall fail to pay (i) any interest or principal portion of the Obligations when due or (ii) any other portion of the Obligations, in each case, within five days after notice from either Agent or any Bank.

                  (b) Any representation or warranty made or deemed made by any Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) Any Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in
         Article X or Article XI of this Agreement.

                  (d) Any Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement (other than the covenants, agreements and terms the subject of Sections 12.1(a) or 12.1(c) above) or any other Loan Document and such failure shall continue unremedied for a period 30 consecutive days after written notice from the Agent or any Bank.



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

                  (e) Any Borrower or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law nor or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (f) An involuntary proceeding shall be commenced against any Borrower or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for its or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days.

                  (g) Any Borrower or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $5,000,000 against any of its assets or properties.

                  (h) A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered by a court or courts against the Domestic Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appealed therefrom and cause the execution thereof to be stayed during such appeal.

                  (i) The Domestic Borrower, any Subsidiary, or any Obligated Party shall be in default under any agreement, instrument or other document evidencing or in any way related to any Debt (other than the Obligations), which default permits any holder of such Debt to accelerate the maturity of such Debt or require all or any portion of such Debt to be prepaid prior to the stated maturity thereof, whether or not the maturity of such Debt shall actually have been accelerated or such prepayment shall actually have been demanded.

                  (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Domestic Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Domestic Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or, subject to the provisions of Section 6.3, any lien or security interest




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         created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                  (k) The Domestic Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

                  (l) At any time while the Indenture is in effect, a Change of Control (as such term is defined in the Indenture) shall have occurred.

         Section 12.2 Remedies Upon Default. If any Event of Default shall occur and be continuing, the Agents may (and if directed by Required Banks, shall) without notice terminate the Revolving Credit Commitments and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that upon the occurrence of an Event of Default under Section 12.1 (e) or Section 12.1(f), the Revolving Credit Commitments shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers. Except as otherwise expressly set forth herein, if any Event of Default shall occur and be continuing, the Agents may take the actions authorized by Section 6.3 and exercise all rights and remedies available to them in law or in equity, under the Loan Documents, or otherwise.

         Section 12.3 Letter of Credit. If any Event of Default shall occur and be continuing, the applicable Borrower shall, if requested by the applicable Agent, immediately deposit with and pledge to the applicable Agent cash or cash equivalent investments in an amount equal to outstanding Letter of Credit Liabilities.

         Section 12.4 Performance by the Agent. If the Borrowers shall fail to perform any covenant or agreement contained in any of the Loan Documents, the Agents may, at the direction of the Required Banks, perform or attempt to perform such covenant or agreement on behalf of the Borrowers. In such event, the Borrowers shall, at the request of the Agents, promptly pay any amount expended by the Agents or the Banks in connection with such performance or attempted performance to the Agents, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agents, the Issuing Banks nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrowers under this Agreement or any other Loan Document.



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                                  ARTICLE XIII

                                   The Agents

         Section 13.1 Appointment, Powers and Immunities.

                  (a) In order to expedite the various transactions contemplated by this Agreement, subject to Section 13.7, the Domestic Banks and the Domestic Issuing Bank hereby irrevocably appoint and authorize Domestic Agent to act as their Agent hereunder and under each of the other Loan Documents. The Domestic Agent consents to such appointment and agrees to perform the duties of the Domestic Agent as specified herein. The Domestic Banks and the Domestic Issuing Bank authorize and direct the Domestic Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Domestic Agent for the Domestic Banks and the Domestic Issuing Bank, together with such rights and powers as are reasonably incidental thereto. The Domestic Agent is hereby expressly authorized to act as the Domestic Agent on behalf of itself, the other Domestic Banks and the Domestic Issuing Bank:

                           (i) To receive on behalf of each of the Domestic
                  Banks, the Domestic Issuing Bank and the Domestic Agent any payment of principal, interest, fees or other amounts paid pursuant to this Agreement, the Domestic Revolving Credit Notes, and the Swing Line Note and to distribute to each Domestic Bank, the Domestic Issuing Bank and the Domestic Agent, or any or some of them its share of all payments so received as provided in this Agreement;

                           (ii) To receive all documents and items to be
                  furnished under the Loan Documents;

                           (iii) To act as nominee for and on behalf of the
                  Domestic Banks, the Domestic Issuing Bank and the Domestic Agent in and under the Loan Documents.

                           (iv) To arrange for the means whereby the funds of
                  the Domestic Banks are to be made available to the Domestic Borrower;

                           (v) To distribute to the Domestic Banks and the
                  Domestic Issuing Bank information, requests, notices, payments, prepayments, documents and other items received from the Domestic Borrower, the other Obligated Parties, and other Persons;

                           (vi) To execute and deliver to the Domestic Borrower,
                  the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Domestic Banks and the Domestic Issuing Bank;



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                           (vii) To the extent permitted by the Loan Documents,
                  to exercise on behalf of itself, each Domestic Bank and the Domestic Issuing Bank all rights and remedies of Domestic Banks upon the occurrence of any Event of Default;

                           (viii) To accept, execute, and deliver any security
                  documents as the secured party, including, without limitation all financing statements;

                           (ix) To enter into the Collateral Agency Agreement;
                  and

                           (x) To take such other actions as may be requested by
                  Required Banks.

                  (b) In order to expedite the various transactions contemplated by this Agreement, subject to Section 13.7, the Foreign Banks and the Foreign Issuing Bank hereby irrevocably appoint and authorize Foreign Agent to act as their Foreign Agent hereunder and under each of the other Loan Documents. The Foreign Agent consents to such appointment and agrees to perform the duties of the Foreign Agent as specified herein. The Foreign Banks and the Foreign Issuing Bank authorize and direct the Foreign Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Foreign Agent for the Foreign Banks and the Foreign Issuing Bank, together with such rights and powers as are reasonably incidental thereto. The Foreign Agent is hereby expressly authorized to act as the Foreign Agent on behalf of itself, the other Foreign Banks and the Foreign Issuing Bank:

                           (i) To receive on behalf of each of the Canadian
                  Banks, the Foreign Issuing Banks (other than U.K. Bank) and the Foreign Agent any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Foreign Revolving Credit Notes and to distribute to each Canadian Bank, the Foreign Issuing Banks (other than U.K. Bank) and the Foreign Agent, or any or some of them its share of all payments so received as provided in this Agreement;

                           (ii) To receive all documents and items to be
                  furnished under the Loan Documents;

                           (iii) To act as nominee for and on behalf of the
                  Foreign Banks, the Foreign Issuing Bank and the Foreign Agent in and under the Loan Documents;

                           (iv) To arrange for the means whereby the funds of
                  the Canadian Banks are to be made available to the Canadian Borrowers;

                           (v) To distribute to the Foreign Banks and the
                  Foreign Issuing Banks information, requests, notices, payments, prepayments, documents and other items received from the Foreign Borrowers, the other Obligated Parties, and other Persons;



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                           (vi) To execute and deliver to the Foreign Borrowers
                  (other than the U.K. Borrower), the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Foreign Banks and the Foreign Issuing Bank;

                           (vii) To the extent permitted by the Loan Documents,
                  to exercise on behalf of itself, each Foreign Bank and the Foreign Issuing Bank all rights and remedies of Foreign Banks upon the occurrence of any Event of Default;

                           (viii) To accept, execute, and deliver any security
                  documents as the secured party, including, without limitation all financing statements;

                           (ix) To enter into the Collateral Agency Agreement;
                  and

                           (x) To take such other actions as may be requested by
                  Required Banks.

         Neither Agents nor any of their respective Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agents (i) may treat the payee of any Revolving Credit Note as the holder thereof until the applicable Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the applicable Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank or any Issuing Bank; (iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks; (iv) shall not be responsible to the Banks or the Issuing Bank for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel (including counsel for the Borrowers), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agents shall not be required to take any action which


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exposes either Agent to personal liability or which is contrary to this
Agreement or any other Loan Document or applicable law.

         Section 13.2 Rights of Agents as Banks. With respect to its Commitment, the Advances made by it and the Revolving Credit Notes, and, with respect to the Domestic Agent, the Swing Line Note issued to it, the Agents in their capacity as Banks hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though they were not acting as an Agent or an Issuing Bank and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agents in their individual capacity. The Agents and their respective Affiliates may (without having to account therefor to any Banks or any Issuing Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Domestic Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Domestic Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as an Agent and without any duty to account therefor to the Banks or any Issuing Bank.

         Section 13.3 Sharing of Payments, Etc.

                  (a) Subject to the Collateral Agency Agreement, if any Domestic Bank shall obtain any payment of any principal of or interest on any Domestic Advance made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by Domestic Borrower or any other Obligated Party to such Domestic Bank on account of the Domestic Obligations, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Domestic Bank shall promptly purchase from the other Domestic Banks participations in the Domestic Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Domestic Bank to share the excess payment ratably with each of the other Domestic Banks in accordance with its pro rata portion thereof. To such end, all of the Domestic Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Domestic Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Domestic Bank so purchasing a participation in the Domestic Advances made by the other Domestic Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Domestic Bank were a direct holder of Domestic Advances to the Domestic Borrower in the amount of such participation. Nothing contained herein shall require any Domestic Bank to exercise any such right or shall affect the right of any Domestic Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Domestic Borrower.

                  (b) Subject to the Collateral Agency Agreement, if any Canadian Bank shall obtain any payment of any principal of or interest on any Foreign Advance made by it



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         under this Agreement or payment of any other obligation under the Loan
         Documents then owed by any Canadian Borrower or any other Obligated Party to such Canadian Bank on account of the Canadian Obligations, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Canadian Bank shall promptly purchase from the other Canadian Banks participations in the Foreign Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Canadian Bank to share the excess payment ratably with each of the other Canadian Banks in accordance with its pro rata portion thereof. To such end, all of the Canadian Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Canadian Borrowers agree, to the fullest extent they may effectively do so under applicable law, that any Canadian Bank so purchasing a participation in the Foreign Advances made by the other Canadian Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Canadian Bank were a direct holder of Foreign Advances to the applicable Canadian Borrower in the amount of such participation. Nothing contained herein shall require any Canadian Bank to exercise any such right or shall affect the right of any Canadian Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Canadian Borrowers.

         Section 13.4 Indemnification. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENTS FROM AND HOLD THE AGENTS AND THE ISSUING BANKS HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWERS UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENTS OR THE ISSUING BANKS IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENTS OR THE ISSUING BANKS UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY EITHER AGENT'S OR ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENTS AND THE ISSUING BANKS SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENTS OR THE ISSUING BANKS.



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WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO
REIMBURSE THE AGENTS AND THE ISSUING BANKS PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENTS OR THE ISSUING BANKS IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENTS OR THE ISSUING BANKS ARE NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 13.5 Independent Credit Decisions. Each Bank agrees that it has independently and without reliance on the Agents, the Issuing Banks, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and the Obligated Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents, the Issuing Banks, or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agents shall not be required to keep themselves informed as to the performance or observance by the Borrowers or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrowers or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agents hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide the Issuing Banks or any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrowers or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agents or any of their Affiliates.

         Section 13.6 Several Commitments. The Commitments and other obligations of the Banks under this Agreement are several. The default by any Bank in making an Advance in accordance with its Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Advance, each nondefaulting Bank shall be obligated to make its Advance but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

         Section 13.7 Successor Agents. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrowers and either Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks (with the consent of the Borrowers, with consent will not be unreasonably withheld) will have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty
(30) days after the



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retiring Agent's giving notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of
(a) the United States of America or any State thereof, if the retiring Agent is the Domestic Agent, and (b) Canada or any Province thereof, if the retiring Agent is the Foreign Agent, and having combined capital and surplus of at least $300,000,000.00. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

                                  ARTICLE XIV

                                  Miscellaneous

         Section 14.1 Expenses. Except for legal fees described in the Fee Letter, the Borrowers hereby agree to pay on demand (a) all reasonable costs and expenses of the Agents in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agents, the Issuing Banks and/or the Banks, (b) all reasonable costs and expenses of the Agents, the Issuing Banks and/or the Banks in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agents, the Issuing Banks and/or the Banks,
(c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and expenses incurred by the Agents, the Issuing Banks and/or the Banks in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining audit, or appraisal in respect of the Collateral.

         Section 14.2 Indemnification. THE BORROWERS SHALL INDEMNIFY EACH OF THE AGENTS, THE ISSUING BANKS, AND THE BANKS AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENT, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF



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THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN
DOCUMENTS, (C) ANY BREACH BY ANY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING.

         Section 14.3 Limitation of Liability. Neither the Agents, the Issuing Banks or the Banks nor any Affiliate, officer, director, employee, attorney, or agent of the Agents, the Issuing Banks or the Banks shall have any liability with respect to, and the Borrowers hereby waive, release, and agree not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrowers hereby waive, release, and agree not to sue the Agents, the Issuing Banks or the Banks or any of such Person's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained in this Section shall affect the rights of the Borrowers to collect actual damages awarded to them against any of the Agents, the Issuing Banks, the Banks or any Affiliate of any of the foregoing Persons.

         Section 14.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by any of the Agents, the Issuing Banks or the Banks shall have the right to act exclusively in the interest of such Persons and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrowers or any of the Borrowers' shareholders or any other Person.

         Section 14.5 Bank Not Fiduciary. The relationship between the Borrowers, on one hand, and the Agents, the Issuing Banks and the Banks, on the other hand, is solely that of debtor and creditor, and no such Person has any fiduciary or other special relationship with the Borrowers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrowers and such Persons to be other than that of debtor and creditor.

         Section 14.6 No Waiver; Cumulative Remedies. No failure on the part of any of the Agents, the Issuing Banks or the Banks to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right,



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power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 14.7 Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agents and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitments and the Advances owing to it); provided, however, that (i) such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Credit Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrowers for the performance of such obligations, (iii) such Bank shall remain the holder of its Revolving Credit Notes for all purposes of this Agreement, and (iv) the Borrowers shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. Participants have no rights under the Loan Documents except as provided below. Subject to the following, each Bank may obtain, on behalf of its participants, the benefits of Article V with respect to all participations in its part of the Obligations outstanding from time to time, so long as Borrowers are not obligated to pay any amount in excess of the amount that would be due to that Bank under Article V calculated as though no participations have been made. No Bank may sell any participating interest under which the participant has any rights to approve any amendment, modification, or waiver of any Loan Document except as to matters in Section 14.9(a),
         (b) and (c).

                  (b) The Borrowers and each of the Banks agree that any Bank (the "Assigning Bank") may, with the Agents' consent and unless an Event of Default has occurred, the Borrowers' consent, which consent of the Borrowers shall not be unreasonably withheld or delayed, at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Credit Commitments and Advances) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the Assigning Bank's Commitments, rights and obligations under this Agreement and the other Loan Documents, (ii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement and the other Loan Documents, the amount of the Revolving Credit Commitments of the Assigning Bank being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $8,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Domestic Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Revolving Credit Notes (and the Swing Line Note, if applicable) subject to such assignment, and a processing and recordation fee of $3,500 to be paid by the Assignee. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agents, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

                  (c) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any Obligated Party or the performance or observance by the Borrowers or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the current financial statements dated a date acceptable to such assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agents or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agents to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

                  (d) The Domestic Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Revolving Credit Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents, the Issuing Banks and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrowers, the Issuing Banks or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Bank and assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note (and the Swing Line Note, if applicable) subject to such assignment, the Domestic Agent shall, if such Assignment and Acceptance has been completed and is in the form satisfactory to the Domestic Agent in its sole discretion, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrowers. Within five (5) Business Days after its receipt of such notice, the Borrowers, at their expense, shall execute and deliver to the applicable Agent in exchange for the surrendered Revolving Credit Notes (and Swing Line Note, if applicable), new Revolving Credit Notes (and Swing Line Note, if applicable) to the order of such Eligible Assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the Assigning Bank has retained a portion of its Revolving Credit Commitments, new Revolving Credit Notes to the order of the Assigning Bank in an amount equal to the Revolving Credit Commitments retained by it hereunder (each such promissory note shall constitute a "Revolving Credit Note" for purposes of the Loan Documents). Such new Revolving Credit Notes (and Swing Line Note, if applicable) shall be in an aggregate principal amount of the surrendered Revolving Credit Notes (and Swing Line Note, if applicable), shall be dated the last interest payment date prior to the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of the appropriate Revolving Credit Notes (and Swing Line Note, if applicable) initially issued pursuant hereto with appropriate changes.

                  (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or its Subsidiaries furnished to such Bank by or on behalf of the Borrower or its Subsidiaries.

                  (g) Notwithstanding any other provision in this Agreement or in any other Loan Document, any Bank may at any time create a security interest in all or any portion of its rights and obligations under this Agreement (including its Revolving Credit Commitments and Advances owing to it and the Revolving Credit Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System. Any Bank that is a fund that invests in bank loans may pledge all or any portion of the Advances owing to it and the Revolving Credit Note or Notes, if any, held by it to a trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities; provided that, unless and until such trustee actually becomes a Bank in compliance with the other provisions of this Section 14.7 (i) no such pledge shall release the pledging Bank from any of its obligations under this Agreement or the other Loan Documents, and (ii) such trustee shall not be entitled to exercise any of the rights of a Bank under this Agreement and the other Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         Section 14.8 Survival. All representations and warranties made in this Agreement or any other Loan Documents or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by any of the Agents, the Issuing Banks or the Banks or any closing shall affect the representations and warranties or the right of any such Person to rely upon them. Without prejudice to the survival of any other obligation of the Borrowers hereunder, the obligations of the Borrowers under
Article V and Sections 14.1 and 14.2 shall survive repayment and/or assignment of the Revolving Credit Notes and the Swing Line Note and termination of the Commitments.

         Section 14.9 ENTIRE AGREEMENT; AMENDMENTS. THIS AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement and the other Loan Documents to which any of the Borrowers is a party may be amended or waived only by an instrument in writing signed by the parties hereto. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Revolving Credit Notes, or the Swing Line Note shall in any event be effective unless the same shall be in writing and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement, the Revolving Credit Notes or the Swing Line Note by the Required Banks, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage of any Bank without the consent of such Bank. Subject to Section 2.10, no amendment, modification, waiver or consent shall (a) extend or increase the amount of the Commitments, (b) extend the date for payment of any principal of or interest on the Advances or any fees or other amounts payable hereunder, (c) reduce the principal amount of any Advances, the rate of interest thereof or any fees or other amounts payable hereunder, (d) release a Guaranty Agreement (other than with respect to a Guarantor which ceases to be a Material Subsidiary as a result of a transaction permitted hereunder) or all or substantially all of the Collateral or (e) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Banks. No provisions of
Article XIII or other
provision of this Agreement affecting either Agent in its capacity as such shall be amended, modified or waived without the consent of such Agent. No provision of this Agreement relating to the rights or duties of an Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of such Issuing Bank.

         Section 14.10 Maximum Interest Rate. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrowers nor the sureties, guarantors, successors, or assigns of the Borrowers shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any of the Agents, the Issuing Banks or the Banks ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the applicable Revolving Credit Notes or the Swing Line Note, as applicable; and, if the principal of the applicable Revolving Credit Notes and the Swing Line Note has been paid in full, any remaining excess shall forthwith be paid to the applicable Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and the Agents, the Issuing Banks and the Banks shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof; and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Revolving Credit Notes and the Swing Line Note so that interest for the entire term does not exceed the Maximum Rate.

         Section 14.11 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which any Borrower is a party shall be in writing and may be telecopied (faxed), mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered to, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agents pursuant to Articles II, III and IV shall not be effective until received by the applicable Agent.

         Section 14.12 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. SUBJECT TO SECTION 14.19, ANY ACTION OR

PROCEEDING AGAINST THE BORROWERS UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. THE BORROWERS HEREBY IRREVOCABLY (A) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWERS AGREE THAT SERVICE OF PROCESS UPON THEM MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT THEIR ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14.10. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENTS, THE ISSUING BANKS OR THE BANKS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR, SUBJECT TO SECTION 14.19, SHALL LIMIT THE RIGHT OF SUCH PERSONS TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWERS OR WITH RESPECT TO ANY OF THEIR PROPERTY IN COURTS IN OTHER JURISDICTIONS. SUBJECT TO SECTION 14.19, ANY ACTION OR PROCEEDING BY THE BORROWERS AGAINST ANY OF THE AGENTS, THE ISSUING BANKS OR THE BANKS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         Section 14.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 14.14 Severability. Any provision of this Agreement by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 14.15 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 14.16 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

         Section 14.17 Construction. The Borrowers, the Agents, the Issuing Banks and the Banks acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrowers, the Agents, the Issuing Banks and the Banks.

         Section 14.18 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 14.19 Waiver of Trial By Jury. To the fullest extent permitted by applicable law, the Borrowers hereby voluntarily, knowingly, irrevocably and unconditionally waive any right to have a jury participate in resolving any dispute (whether based upon contract, tort or otherwise) between or among the Borrowers and any other party to this Agreement arising out of or in any way related to this Agreement, any other Loan Documents, or any relationship between any other party to this Agreement and the Borrowers. This provision is a material inducement to the Banks to provide the financing described in this Agreement.

                                   ARTICLE XV

                                   Arbitration

         Section 15.1 Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in Section 15.5 below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

         Section 15.2 Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

         Section 15.3 No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

         Section 15.4 Arbitrator Qualifications and Powers Awards. Arbitrators must be active members of the State Bar of Texas with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of Texas, (ii) may grant any remedy or relief that a court of the State of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

         Section 15.5 Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the State of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of Texas.

         Section 15.6 Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceedings within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulations, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provisions most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      BORROWERS:

                                      VERITAS DGC INC.



                                      By:
                                         --------------------------------------
                                             Matthew D. Fitzgerald
                                             Executive Vice President and
                                             Chief Financial Officer

                                      Address for Notices:
                                      10300 Town Park Drive
                                      Houston, Texas 77072
                                      Fax No.: (832) 351-8701
                                      Telephone No.: (832) 351-8820
                                      Attention: Chief Financial Officer

                                      VERITAS DGC LIMITED



                                      By:
                                         --------------------------------------
                                             Stephen J. Ludlow
                                             Attorney-in-Fact

                                      Address for Notices:
                                      Crompton Way, Manor Royal Estates
                                      Crawley, West Sussex, UK RH10 9QN
                                      England
                                      Fax No.: (44) (1293) 443010
                                      Telephone No.: (44) (1293) 443000
                                      Attention: Managing Director

                                     VERITAS ENERGY SERVICES PARTNERSHIP,
                                        by its general partners:

                                        Canex Information Services Ltd.


                                        By:
                                           ------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer

                                        Enertec Geophysical Services Ltd.


                                        By:
                                           ------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer

                                        Time Seismic Exchange Ltd.


                                        By:
                                           ------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer

                                        Veritas DGC Land Ltd.


                                        By:
                                           ------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer

                                        Veritas Geoservices Ltd.


                                        By:
                                           ------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer

                                     Address for Notices:
                                     2200, 715-5th Avenue S.W.
                                     Calgary, Alberta T2P 5A2
                                     Fax No.: (403) 298-6309
                                     Telephone No.: (403) 298-6000
                                     Attention: Chief Financial Officer

                                      VERITAS ENERGY SERVICES INC.



                                      By:
                                         ---------------------------------------
                                             David B. Robson
                                             Chairman & Chief Executive Officer


                                      Address for Notices:
                                      2200, 715-5th Avenue S.W.
                                      Calgary, Alberta T2P 5A2
                                      Fax No.: (403) 298-6309
                                      Telephone No.: (403) 298-6000
                                      Attention: Chief Financial Officer

                                      DOMESTIC AGENT:

                                      WELLS FARGO BANK TEXAS, N.A., as
                                      Domestic Agent and a Bank


                                      By:
                                         --------------------------------------
                                             Philip C. Lauinger III
                                             Vice President

                                      Address for Notices:
                                      Wells Fargo Energy Group
                                      1000 Louisiana, 3rd Floor MAC T5002-031
                                      Houston, Texas 77002
                                      Fax No.: (713) 739-1087
                                      Telephone No.: (713) 319-1313
                                      Attention: Philip C. Lauinger III

                                      FOREIGN AGENT:

                                      HSBC BANK CANADA,
                                      as Foreign Agent and a Bank


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      347 - 58th Ave SE
                                      Calgary, Albert T2H 0P3
                                      Canada
                                      Fax No.: (403) 252-0937
                                      Telephone No.: (403) 212-8811
                                      Attention: Jeff Bowling

                                      U.K. BANK:

                                      HSBC BANK PLC,
                                      as U.K. Bank


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      City Business Banking Centre
                                      27-32 Poultry
                                      London
                                      EC2P 2BX
                                      Fax No.: 0207 800 5031
                                      Telephone No.: 0207 800 5024
                                      Attention: Mark Dodson

                                      OTHER BANKS:

                                      SOUTHWEST BANK OF TEXAS, N.A.

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      4400 Post Oak Pkwy., 4th Floor
                                      Houston, TX 77027
                                      Fax No.: (713) 439-5925
                                      Telephone No.: (713) 439-4610
                                      Attention: Carmen Dunmire

                                      THE FUJI BANK LIMITED


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      Address for Notices:
                                      Houston Agency - Energy Finance
                                      1 Houston Center, Suite 4100
                                      1221 McKinney Street
                                      Houston, Texas 77010
                                      Fax No.: (713)
                                      Telephone No.: (713) 650-7863
                                      Attention:  Mark Polasex

                                      COMERICA BANK


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      4100 Spring Valley Road, Suite 400
                                      Dallas, Texas 75287
                                      Fax No.: (972) 361-2550
                                      Telephone No.: (972) 361-2652
                                      Attention: T. Bancroft Mattei

                                      BANK ONE, NA


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:
                                      910 Travis, 7th Floor
                                      Houston, TX 77002
                                      Fax No.: (713) 751-6199
                                      Telephone No.: (713) 751-3768
                                      Attention: Brandi Garcia

                                    ANNEX A



DOMESTIC REVOLVING CREDIT COMMITMENTS:


Wells Fargo Bank Texas, N.A.                                  $25,750,000
Bank One, NA                                                  $25,750,000
Southwest Bank Of Texas, N.A.                                 $12,500,000
The Fuji Bank Limited                                         $8,000,000
Comerica Bank                                                 $8,000,000



FOREIGN REVOLVING CREDIT COMMITMENTS:


HSBC Bank Canada                                              $20,000,000
HSBC Bank Plc                                                 $20,000,000

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